UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	October 31, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Core Bond Fund

October 31, 2011

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Agency Asset-Backed Securities – 0.09%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	$11,004	$11,604
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31	8,661	8,947
•Series 2002-W11 AV1 0.604% 11/25/32	1,230	1,136
Total Agency Asset-Backed Securities (cost $20,784)		21,687

Agency Collateralized Mortgage Obligations – 2.55%
Fannie Mae REMICs
Series 2004-49 EB 5.00% 7/25/24	59,881	65,255
Series 2010-35 AB 5.00% 11/25/49	102,345	110,607
Series 2010-116 Z 4.00% 10/25/40	36,547	35,266
Fannie Mae Whole Loan Series 2003-W15 2A7 5.55% 8/25/43	18,641	20,406
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	38,869	44,732
Series 3027 DE 5.00% 9/15/25	60,000	65,580
Series 3656 PM 5.00% 4/15/40	10,000	11,149
•Series 3800 AF 0.743% 2/15/41	162,208	162,451
GNMA Series 2010-113 KE 4.50% 9/20/40	50,000	54,734
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	20,000	20,876
•Vendee Mortgage Trust Series 2000-1 1A 6.809% 1/15/30	21,233	25,231
Total Agency Collateralized Mortgage Obligations (cost $595,113)		616,287

Agency Mortgage-Backed Securities – 29.34%
•Fannie Mae ARM
2.339% 8/1/34	24,139	25,391
2.392% 12/1/33	18,583	19,499
Fannie Mae Relocation 30 yr 5.00% 1/1/34	1,853	1,977
Fannie Mae S.F. 15 yr
3.50% 7/1/26	251,328	261,496
4.00% 7/1/25	205,598	216,184
4.00% 8/1/25	274,647	288,788
4.00% 11/1/25	302,650	321,071
5.00% 9/1/25	529,767	569,047
8.00% 10/1/14	33	34
Fannie Mae S.F. 15 yr TBA 3.50% 11/1/26	1,190,000	1,236,298
Fannie Mae S.F. 20 yr 5.50% 8/1/28	51,545	55,918
Fannie Mae S.F. 30 yr
5.00% 12/1/37	4,450	4,793
5.00% 2/1/38	4,030	4,341
6.00% 7/1/38	242,207	266,050
6.00% 9/1/38	238,006	261,286
6.00% 3/1/39	26,382	28,979
7.50% 12/1/32	5,019	5,884
9.50% 4/1/18	711	835
Fannie Mae S.F. 30 yr TBA
3.50% 11/1/41	75,000	76,219
3.50% 12/1/41	245,000	248,330
4.00% 11/1/41	510,000	528,806
5.50% 11/1/41	520,000	564,038
6.00% 11/1/41	1,550,000	1,698,460
•Freddie Mac ARM
2.469% 4/1/33	5,368	5,408
2.495% 7/1/36	7,953	8,394
2.783% 4/1/34	3,635	3,832
5.048% 8/1/38	214,923	230,973
Freddie Mac Relocation 15 yr 3.50% 10/1/18	1,947	1,991
Freddie Mac S.F. 15 yr
5.00% 4/1/20	10,960	11,814
5.50% 7/1/24	117,257	126,856
GNMA I S.F. 15 yr 7.50% 4/15/13	210	213
GNMA I S.F. 30 yr 7.50% 2/15/32	2,477	2,908
Total Agency Mortgage-Backed Securities (cost $7,042,464)		7,076,113

Agency Obligation – 0.52%
•Fannie Mae 0.31% 10/17/13	125,000	124,896
Total Agency Obligation (cost $124,949)		124,896

Commercial Mortgage-Backed Securities – 4.54%

Bank of America Merrill Lynch Commercial Mortgage
Series 2004-2 A3 4.05% 11/10/38	11,550	11,692
Series 2005-1 A3 4.877% 11/10/42	12,825	12,829
•Bear Stearns Commercial Mortgage Securities Series 2005-PW10 A4 5.405% 12/11/40	25,000	27,485
w•Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	120,000	131,227
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.42% 2/15/39	17,084	17,973
•General Electric Capital Commercial Mortgage Series 2005-C4 A2 5.305% 11/10/45	8,391	8,386
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	20,000	21,461
Series 2005-GG4 A4 4.761% 7/10/39	35,000	37,323
Series 2005-GG4 A4A 4.751% 7/10/39	105,000	112,256
•Series 2006-GG6 A4 5.553% 4/10/38	120,000	129,393
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP4 A4 4.918% 10/15/42	30,000	32,718
Series 2005-LDP5 A4 5.373% 12/15/44	15,000	16,756
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	100,000	105,792
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	160,000	175,546
•Series 2007-T27 A4 5.794% 6/11/42	190,000	215,696
#TimberStar Trust Series 2006-1A A 144A 5.668% 10/15/36	35,000	39,003
Total Commercial Mortgage-Backed Securities (cost $987,570)		1,095,536

Corporate Bonds – 27.09%
Banking – 6.69%
Abbey National Treasury Services 4.00% 4/27/16	70,000	66,854
BB&T
5.20% 12/23/15	30,000	32,850
5.25% 11/1/19	101,000	109,422
Capital One Capital V 10.25% 8/15/39	30,000	31,238
Capital One Financial 4.75% 7/15/21	140,000	147,214
City National 5.25% 9/15/20	30,000	30,638
Fifth Third Bancorp 3.625% 1/25/16	85,000	87,245
JPMorgan Chase 4.35% 8/15/21	125,000	125,288
JPMorgan Chase Capital XXV 6.80% 10/1/37	70,000	70,124
KeyCorp 5.10% 3/24/21	105,000	109,369
PNC Funding
5.125% 2/8/20	170,000	188,251
5.25% 11/15/15	15,000	16,300
Santander Holdings USA 4.625% 4/19/16	20,000	19,715
SunTrust Banks
3.50% 1/20/17	40,000	40,315
3.60% 4/15/16	20,000	20,509
SVB Financial Group 5.375% 9/15/20	50,000	51,688
US Bancorp
3.15% 3/4/15	55,000	57,667
4.125% 5/24/21	80,000	88,269
•USB Capital IX 3.50% 10/29/49	70,000	51,004
Wachovia
•0.773% 10/15/16	20,000	17,461
5.25% 8/1/14	200,000	213,438
5.625% 10/15/16	35,000	38,129
		1,612,988
Basic Industry – 2.11%
Alcoa
5.40% 4/15/21	5,000	4,963
6.75% 7/15/18	50,000	54,332
ArcelorMittal 9.85% 6/1/19	55,000	65,339
Dow Chemical
4.25% 11/15/20	40,000	41,288
8.55% 5/15/19	118,000	153,517
International Paper 9.375% 5/15/19	40,000	51,366
#Kinross Gold 144A 5.125% 9/1/21	35,000	33,881
Lubrizol 5.50% 10/1/14	15,000	16,797
Mosaic
3.75% 11/15/21	30,000	30,757
4.875% 11/15/41	25,000	25,675
Teck Resources 9.75% 5/15/14	26,000	30,987
		508,902
Brokerage – 0.32%
Jefferies Group
5.875% 6/8/14	10,000	10,385
6.45% 6/8/27	15,000	14,147
Lazard Group 6.85% 6/15/17	50,000	53,907
		78,439
Capital Goods – 0.28%
Republic Services 4.75% 5/15/23	20,000	21,957
Waste Management 2.60% 9/1/16	45,000	45,747
		67,704

Communications – 2.71%
American Tower 5.90% 11/1/21	40,000	44,294
#Crown Castle Towers 144A 4.883% 8/15/20	85,000	87,046
DIRECTV Holdings 5.00% 3/1/21	20,000	21,935
France Telecom 4.125% 9/14/21	15,000	15,485
Qwest
6.75% 12/1/21	15,000	15,975
8.375% 5/1/16	90,000	103,275
Telefonica Emisiones 6.421% 6/20/16	85,000	91,073
Time Warner 5.375% 10/15/41	25,000	26,463
Time Warner Cable
8.25% 2/14/14	5,000	5,708
8.25% 4/1/19	45,000	57,392
Verizon Communications 3.50% 11/1/21	120,000	121,315
#Vivendi 144A 6.625% 4/4/18	55,000	63,437
		653,398
Consumer Cyclical – 0.65%
CVS Caremark 4.75% 5/18/20	55,000	61,153
Darden Restaurants 4.50% 10/15/21	20,000	20,648
Historic TW 6.875% 6/15/18	50,000	59,692
Western Union 3.65% 8/22/18	15,000	14,937
		156,430
Consumer Non-Cyclical – 3.62%
Amgen 3.45% 10/1/20	15,000	15,572
Boston Scientific 6.00% 1/15/20	25,000	27,964
Celgene 3.95% 10/15/20	90,000	91,015
Coca-Cola Enterprises 3.50% 9/15/20	75,000	77,015
DENTSPLY International 4.125% 8/15/21	85,000	88,157
Express Scripts 3.125% 5/15/16	5,000	5,119
Medco Health Solutions
4.125% 9/15/20	20,000	20,259
7.125% 3/15/18	65,000	77,521
PerkinElmer 5.00% 11/15/21	20,000	20,625
Quest Diagnostics
4.70% 4/1/21	120,000	128,670
4.75% 1/30/20	5,000	5,388
Smucker (J.M.) 3.50% 10/15/21	100,000	101,598
Thermo Fisher Scientific 3.60% 8/15/21	25,000	25,940
#Woolworths 144A
3.15% 4/12/16	40,000	41,625
4.55% 4/12/21	40,000	43,857
Yale University 2.90% 10/15/14	20,000	21,255
Zimmer Holdings 4.625% 11/30/19	75,000	82,551
		874,131
Electric – 1.52%
Carolina Power & Light 3.00% 9/15/21	60,000	60,767
Commonwealth Edison 3.40% 9/1/21	55,000	56,247
Duke Energy Carolinas 3.90% 6/15/21	5,000	5,470
Florida Power 3.10% 8/15/21	40,000	40,848
LG&E & KU Energy
3.75% 11/15/20	35,000	34,735
#144A 4.375% 10/1/21	30,000	30,665
PPL Electric Utilities 3.00% 9/15/21	20,000	19,830
Southern California Edison 5.50% 8/15/18	40,000	47,306
Wisconsin Electric Power 2.95% 9/15/21	15,000	15,192
•Wisconsin Energy 6.25% 5/15/67	55,000	54,513
		365,573
Energy – 2.00%
Ensco 4.70% 3/15/21	15,000	15,813
Noble Energy 8.25% 3/1/19	50,000	65,875
Petrobras International Finance 5.375% 1/27/21	40,000	42,477
Pride International 6.875% 8/15/20	80,000	96,690
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	69,822	75,409
Transocean 6.50% 11/15/20	60,000	67,031
Weatherford International 9.625% 3/1/19	35,000	45,704
#Woodside Finance 144A
8.125% 3/1/14	30,000	34,163
8.75% 3/1/19	30,000	38,794
		481,956
Financials – 1.05%
General Electric Capital
4.65% 10/17/21	45,000	46,448
5.30% 2/11/21	95,000	101,291
6.00% 8/7/19	75,000	85,347
John Deere Capital 3.15% 10/15/21	20,000	20,534
		253,620
Insurance – 1.51%
•Chubb 6.375% 3/29/67	35,000	35,350

#Highmark 144A
4.75% 5/15/21	35,000	35,428
6.125% 5/15/41	5,000	5,305
MetLife 6.817% 8/15/18	185,000	220,769
Prudential Financial
3.875% 1/14/15	20,000	20,918
6.00% 12/1/17	40,000	45,820
		363,590
Natural Gas – 1.56%
Energy Transfer Partners 9.70% 3/15/19	40,000	49,511
Enterprise Products Operating 9.75% 1/31/14	70,000	81,819
Kinder Morgan Energy Partners 9.00% 2/1/19	50,000	64,202
Plains All American Pipeline 8.75% 5/1/19	45,000	57,714
Sempra Energy 6.15% 6/15/18	40,000	47,115
Southern Natural Gas 4.40% 6/15/21	20,000	20,216
•TransCanada PipeLines 6.35% 5/15/67	55,000	56,119
		376,696
Real Estate – 0.92%
Brandywine Operating Partnership 4.95% 4/15/18	30,000	29,137
Digital Realty Trust
5.25% 3/15/21	35,000	34,239
5.875% 2/1/20	35,000	36,209
Health Care REIT 5.25% 1/15/22	50,000	47,900
Regency Centers
4.80% 4/15/21	15,000	15,459
5.875% 6/15/17	14,000	15,393
#WEA Finance 144A 4.625% 5/10/21	45,000	44,641
		222,978
Technology – 1.20%
Applied Materials 4.30% 6/15/21	35,000	37,863
Hewlett-Packard
4.30% 6/1/21	55,000	57,413
4.375% 9/15/21	25,000	26,278
National Semiconductor 6.60% 6/15/17	50,000	60,868
#Seagate Technology International 144A 10.00% 5/1/14	25,000	28,563
Symantec 4.20% 9/15/20	20,000	20,073
Xerox
4.50% 5/15/21	45,000	46,950
6.35% 5/15/18	10,000	11,432
		289,440
Transportation – 0.95%
Burlington Northern Santa Fe
3.45% 9/15/21	10,000	10,205
4.10% 6/1/21	60,000	64,167
CSX
4.25% 6/1/21	95,000	101,954
5.50% 4/15/41	5,000	5,717
Ryder System 3.50% 6/1/17	45,000	46,533
		228,576
Total Corporate Bonds (cost $6,351,038)		6,534,421

Municipal Bond – 0.90%
Massachusetts Development Finance Agency Revenue (Harvard University)
Series B-1 5.00% 10/15/40	195,000	218,033
Total Municipal Bond (cost $203,685)		218,033

Non-Agency Asset-Backed Securities – 5.67%
•Ally Master Owner Trust Series 2011-1 A1 1.113% 1/15/16	100,000	100,334
•American Express Credit Account Master Trust Series 2011-1A 0.412% 4/17/17	100,000	100,001
•Capital One Multi-Asset Execution Trust
Series 2004-A1 A1 0.453% 12/15/16	80,000	79,871
Series 2004-A4 A4 0.463% 3/15/17	55,000	54,882
Series 2006-A12 A 0.303% 7/15/16	100,000	99,726
Series 2007-A4 A4 0.273% 3/16/15	100,000	99,932
•Citibank Credit Card Issuance Trust
Series 2008-A6 A6 1.445% 5/22/17	115,000	119,107
Series 2009-A2 A2 1.793% 5/15/14	100,000	100,809
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16	50,000	51,271
•GE Capital Credit Card Master Note Trust Series 2011-1A 0.793% 1/15/17	100,000	100,692
#Great America Leasing Receivables Series 2011-1 A3 144A 1.69% 2/15/14	35,000	35,190
Harley Davidson Motorcycle Trust Series 2008-1 A4 4.90% 12/15/13	61,646	62,576
John Deere Owner Trust
Series 2009-A A4 3.96% 5/16/16	50,000	50,858
Series 2010-A A4 2.13% 10/17/16	35,000	35,775
Series 2011-A A4 1.96% 4/16/18	35,000	35,907
•Merrill Auto Trust Securitization Series 2007-1 A4 0.303% 12/15/13	922	922
Mid-State Trust Series 11 A1 4.864% 7/15/38	25,239	25,314
#Navistar Financial Owner Trust Series 2010-B A3 144A 1.08% 3/18/14	50,000	49,992
•#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.393% 1/15/15	45,000	45,363

•#Volkswagen Credit Auto Master Trust 144A 0.925% 9/20/16	120,000	120,001
Total Non-Agency Asset Backed Securities (cost $1,368,340)		1,368,523

Regional Bonds – 0.71%Δ
Canada – 0.71%
Province of New Brunswick 2.75% 6/15/18	40,000	41,285
Province of Ontario
2.30% 5/10/16	60,000	61,467
3.00% 7/16/18	65,000	67,380
Total Regional Bonds (cost $165,072)		170,132

Sovereign Bonds – 0.50%Δ
Norway – 0.50%
Eksportfinans 3.00% 11/17/14	115,000	120,133
Total Sovereign Debt (cost $115,581)		120,133

Supranational Banks – 0.58%
Inter-American Development Bank 3.875% 10/28/41	20,000	20,106
International Finance 0.65% 11/1/13	120,000	119,947
Total Supranational Banks (cost $139,951)		140,053

U.S. Treasury Obligations – 21.44%
U.S. Treasury Bonds
3.50% 2/15/39	140,000	148,094
4.375% 5/15/41	265,000	325,329
U.S. Treasury Notes
1.00% 10/31/16	1,770,000	1,769,444
1.375% 9/30/18	20,000	19,716
2.125% 8/15/21	2,920,000	2,907,694
Total U.S. Treasury Obligations (cost $5,151,361)		5,170,277

	Number of
	Shares
Preferred Stock – 0.23%
Alabama Power 5.625%	825	20,831
•PNC Financial Services Group 8.25%	35,000	35,713
Total Preferred Stock (cost $50,477)		56,544

	Principal
	Amount
	(U.S. $)
Short-Term Investments – 21.26%
≠Discount Notes – 9.99%
Federal Home Loan Bank
0.003% 11/30/11	$1,828,218	1,828,204
0.01% 12/23/11	264,825	264,821
0.04% 11/2/11	73,109	73,109
Freddie Mac 0.05% 11/2/11	242,204	242,204
		2,408,338
Repurchase Agreement – 11.27%
BNP Paribas 0.08%, dated 10/31/11, to be
repurchased on 11/1/11, repurchase price $2,719,006
(collateralized by U.S. Government obligations 0.25%-4.625%
2/29/12-2/15/21, market value $2,773,380)	2,719,000	2,719,000
		2,719,000
Total Short-Term Investments (cost $5,127,348)		5,127,338

Total Value of Securities – 115.42%
(cost $27,443,733)		27,839,973
Liabilities Net of Receivables and Other Assets – (15.42%)		(3,719,121	)z
Net Assets Applicable to 2,159,568 Shares Outstanding – 100.00%		$24,120,852

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2011, the aggregate amount of Rule 144A securities was $852,363 which represented 3.53% of the Fund’s net assets. See Note 4 in “Notes.”
•Variable rate security. The rate shown is the rate as of October 31, 2011. Interest rates reset periodically.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at the time of purchase.
zOf this amount, $5,296,586 represents payable for securities purchased as of October 31, 2011.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
GNMA – Government National Mortgage Association
NCUA – National Credit Union Administration
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds (Trust) – Delaware Core Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued based upon valuations provided at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2008 – July 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the relative net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2011.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Mortgage Dollar Rolls – The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment by the Fund to buy a security. The Fund accounts for mortgage-dollar roll transactions as purchases and sales. These transactions will increase the Fund’s portfolio turnover rate.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At October 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$27,451,957
Aggregate unrealized appreciation	$456,361
Aggregate unrealized depreciation	(68,345)
Net unrealized appreciation	$388,016

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 -- inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$10,303,042	$10,303,042
Corporate Debt	-	6,534,421	6,534,421
Foreign Debt	-	430,318	430,318
Municipal Bond	-	218,033	218,033
U.S. Treasury Obligations	-	5,170,277	5,170,277
Short-Term Investments	2,719,000	2,408,338	5,127,338
Preferred Stock	20,831	35,713	56,544
Total	$2,739,831	$25,100,142	$27,839,973

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended October 31, 2011, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a material impact to the Fund.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. During the period ended October 31, 2011, the Fund had no securities out on loan.

4. Credit and Market Risk
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2011, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to October 31, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of investments (Unaudited)

Delaware Corporate Bond Fund

October 31, 2011

		Principal	Value
		Amount[o]	(U.S $)
Commercial Mortgage-Backed Security – 0.02%
#Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34	USD	295,000	$210,816
Total Commercial Mortgage-Backed Security (cost $251,274)			210,816

Convertible Bonds – 1.53%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13		1,102,000	1,095,113
ϕArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		2,612,000	1,985,120
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 9/29/14		840,000	929,250
Health Care REIT 3.00% exercise price $51.13, expiration date 11/30/29		2,255,000	2,534,055
Level 3 Communications 3.50% exercise price $81.90, expiration date 12/10/11		1,934,000	1,924,330
Linear Technology 3.00% exercise price $44.11, expiration date 5/1/27		1,575,000	1,655,719
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		2,607,000	2,401,699
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15		1,512,000	1,400,490
Total Convertible Bonds (cost $13,807,605)			13,925,776

Corporate Bonds – 83.97%
Banking – 14.25%
Abbey National Treasury Services 4.00% 4/27/16		9,875,000	9,431,119
AgriBank FCB 9.125% 7/15/19		4,517,000	5,861,612
BAC Capital Trust VI 5.625% 3/8/35		2,475,000	1,948,219
•BB&T Capital Trust IV 6.82% 6/12/57		9,400,000	9,435,250
•Bear Stearns 5.248% 12/7/12	AUD	710,000	740,456
Capital One Capital V 10.25% 8/15/39	USD	3,685,000	3,837,006
Capital One Financial 4.75% 7/15/21		3,250,000	3,417,502
*City National 5.25% 9/15/20		3,025,000	3,089,308
@#CoBank ACB 144A 7.875% 4/16/18		2,060,000	2,479,453
#Export-Import Bank of Korea 144A 5.25% 2/10/14		1,715,000	1,810,935
•Fifth Third Capital Trust IV 6.50% 4/15/37		8,670,000	8,518,275
•#HBOS Capital Funding 144A 6.071% 6/29/49		5,280,000	3,748,800
#HSBC Bank 144A 4.75% 1/19/21		10,110,000	10,688,857
JPMorgan Chase
•4.953% 6/21/12	AUD	1,800,000	1,884,401
4.953% 8/15/21	USD	1,500,000	1,503,464
6.00% 10/1/17		6,430,000	6,934,080
JPMorgan Chase Capital XXV 6.80% 10/1/37		2,823,000	2,828,019
KeyBank 6.95% 2/1/28		4,700,000	5,094,354
KeyCorp 5.10% 3/24/21		2,310,000	2,406,114
Korea Development Bank 8.00% 1/23/14		3,030,000	3,382,425
•National City Bank 0.703% 6/7/17		2,030,000	1,864,151
PNC Bank 6.875% 4/1/18		3,051,000	3,483,327
PNC Funding
5.25% 11/15/15		115,000	124,965
5.625% 2/1/17		25,000	27,455
•Regions Financing Trust II 6.625% 5/15/47		4,300,000	3,547,500
Santander Holdings USA 4.625% 4/19/16		1,900,000	1,872,902
•SunTrust Bank 0.598% 8/24/15		3,630,000	3,361,013
SunTrust Banks 3.50% 1/20/17		1,755,000	1,768,814
•SunTrust Capital VIII 6.10% 12/15/36		2,440,000	2,411,030
*SVB Financial Group 5.375% 9/15/20		3,785,000	3,912,808
US Bancorp 4.125% 5/24/21		1,500,000	1,655,051
•USB Capital IX 3.50% 4/15/49		7,967,000	5,804,995
•Wachovia 0.773% 10/15/16		2,730,000	2,383,396
Wachovia Bank 5.60% 3/15/16		4,075,000	4,483,535
Zions Bancorp
5.50% 11/16/15		1,823,000	1,834,354
7.75% 9/23/14		1,940,000	2,065,338
			129,640,283
Basic Industry – 7.76%
Alcoa
5.40% 4/15/21		2,065,000	2,049,872
6.75% 7/15/18		3,427,000	3,723,936
ArcelorMittal 9.85% 6/1/19		6,640,000	7,888,200
CF Industries 7.125% 5/1/20		4,200,000	4,898,250
Dow Chemical 8.55% 5/15/19		5,795,000	7,539,225

Georgia-Pacific
8.00% 1/15/24		5,705,000	7,531,604
#144A 5.40% 11/1/20		4,775,000	5,333,174
#144A 8.25% 5/1/16		450,000	499,154
Hexion US Finance 8.875% 2/1/18		1,595,000	1,583,038
International Paper
7.30% 11/15/39		1,000,000	1,169,839
9.375% 5/15/19		565,000	725,542
#Kinross Gold 144A 5.125% 9/1/21		4,525,000	4,380,358
Lubrizol
5.50% 10/1/14		2,105,000	2,357,246
8.875% 2/1/19		2,765,000	3,761,509
Lyondell Chemical 11.00% 5/1/18		4,685,000	5,241,344
*Momentive Performance Materials 11.50% 12/1/16		1,370,000	1,157,650
Mosaic
3.75% 11/15/21		5,840,000	5,987,361
4.875% 11/15/41		1,000,000	1,026,980
Teck Resources 9.75% 5/15/14		3,180,000	3,789,981
			70,644,263
Brokerage – 2.33%
E Trade Financial PIK 12.50% 11/30/17		1,930,000	2,233,975
Jefferies Group
6.25% 1/15/36		2,620,000	2,260,112
6.45% 6/8/27		5,627,000	5,307,094
Lazard Group 6.85% 6/15/17		8,495,000	9,158,824
Nuveen Investments
10.50% 11/15/15		965,000	969,825
#144A 10.50% 11/15/15		1,280,000	1,273,600
			21,203,430
Capital Goods – 2.01%
#Meccanica Holdings USA 144A 6.25% 7/15/19		8,371,000	7,977,170
#Odebrecht Finance 144A 6.00% 4/5/23		3,439,000	3,487,146
RSC Equipment Rental 10.25% 11/15/19		935,000	1,028,500
#Votorantim Cimentos 144A 7.25% 4/5/41		3,840,000	3,816,000
Waste Management 2.60% 9/1/16		1,965,000	1,997,617
			18,306,433
Communications – 9.06%
America Movil SAB 6.125% 3/30/40		2,300,000	2,736,271
American Tower 5.90% 11/1/21		3,835,000	4,246,714
#Brasil Telecom 144A 9.75% 9/15/16	BRL	3,332,000	1,911,263
Cablevision Systems 8.625% 9/15/17	USD	570,000	621,300
CenturyLink 6.45% 6/15/21		3,250,000	3,261,245
#Charter Communications Operating 144A 10.875% 9/15/14		444,000	480,630
#Clearwire Communications 144A 12.00% 12/1/15		2,830,000	2,433,800
*Cricket Communications 7.75% 10/15/20		1,040,000	891,800
#Crown Castle Towers 144A 4.883% 8/15/20		7,360,000	7,537,170
CSC Holdings 8.50% 4/15/14		582,000	641,655
#Digicel Group 144A
8.875% 1/15/15		1,500,000	1,526,250
10.50% 4/15/18		775,000	806,000
Intelsat Bermuda 11.25% 2/4/17		1,980,000	1,970,100
*PAETEC Holding 9.50% 7/15/15		850,000	890,375
Qwest
6.75% 12/1/21		4,435,000	4,723,275
8.375% 5/1/16		2,957,000	3,393,158
Qwest Communications International 7.125% 4/1/18		2,000,000	2,055,000
Sprint Capital 6.875% 11/15/28		990,000	727,650
Telefonica Emisiones
5.462% 2/16/21		2,660,000	2,700,799
6.421% 6/20/16		3,310,000	3,546,486
Time Warner Cable 8.25% 4/1/19		4,481,000	5,714,928
Verizon Communications 3.50% 11/1/21		4,530,000	4,579,626
#VimpelCom Holdings 144A 7.504% 3/1/22		2,940,000	2,763,600
Virgin Media Secured Finance 6.50% 1/15/18		9,535,000	10,321,637
#Vivendi 144A 6.625% 4/4/18		5,377,000	6,201,805
#Wind Acquisition Finance 144A 11.75% 7/15/17		4,555,000	4,532,225
#XM Satellite Radio 144A 13.00% 8/1/13		1,100,000	1,256,750
			82,471,512
Consumer Cyclical – 5.29%
*Brinker International 5.75% 6/1/14		3,000,000	3,196,035
CVS Caremark 5.75% 5/15/41		3,300,000	3,829,148
Darden Restaurants 4.50% 10/15/21		2,000,000	2,064,768
#Delphi 144A 6.125% 5/15/21		980,000	1,004,500
*Ford Motor 7.45% 7/16/31		1,360,000	1,625,200
Ford Motor Credit 5.00% 5/15/18		4,130,000	4,208,086

#FUEL Trust 144A
3.984% 6/15/16	850,000	841,429
4.207% 4/15/16	740,000	743,625
*Harrah's Operating 10.00% 12/15/18	1,265,000	959,819
Historic TW 6.875% 6/15/18	4,035,000	4,817,157
#Host Hotels & Resorts 144A 5.875% 6/15/19	2,055,000	2,090,963
*Macy's Retail Holdings 8.125% 7/15/15	1,799,000	2,086,277
MGM Resorts International 11.375% 3/1/18	2,180,000	2,381,650
*OSI Restaurant Partners 10.00% 6/15/15	1,460,000	1,511,100
*Quiksilver 6.875% 4/15/15	1,105,000	1,046,988
Ryland Group 8.40% 5/15/17	358,000	356,210
Sally Holdings 10.50% 11/15/16	591,000	625,721
Time Warner 5.375% 10/15/41	3,470,000	3,673,110
Western Union 3.65% 8/22/18	2,400,000	2,389,889
Wyndham Worldwide
5.625% 3/1/21	5,930,000	6,091,870
5.75% 2/1/18	2,460,000	2,584,604
		48,128,149
Consumer Non-Cyclical – 4.81%
Boston Scientific 6.00% 1/15/20	2,945,000	3,294,147
DENTSPLY International 4.125% 8/15/21	6,365,000	6,601,371
#HCA Holdings 144A 7.75% 5/15/21	1,155,000	1,160,775
#inVentiv Health 144A 10.00% 8/15/18	1,120,000	1,080,800
#Mylan 144A 7.625% 7/15/17	920,000	1,021,200
PerkinElmer 5.00% 11/15/21	2,630,000	2,712,130
#Pernod-Ricard 144A 4.45% 1/15/22	7,295,000	7,524,857
Sara Lee 4.10% 9/15/20	2,271,000	2,287,724
Smucker (J.M.) 3.50% 10/15/21	5,495,000	5,582,849
Thermo Fisher Scientific 3.60% 8/15/21	1,500,000	1,556,403
Tyson Foods 10.50% 3/1/14	2,586,000	3,012,690
#Woolworths 144A
3.15% 4/12/16	1,775,000	1,847,115
4.55% 4/12/21	5,570,000	6,107,093
		43,789,154
Electric – 8.88%
Ameren Illinois 9.75% 11/15/18	7,156,000	9,501,307
#American Transmission Systems 144A 5.25% 1/15/22	2,110,000	2,255,982
CenterPoint Energy 5.95% 2/1/17	5,155,000	5,811,598
#Centrais Eletricas Brasileiras 144A 5.75% 10/27/21	2,990,000	3,124,550
Commonwealth Edison 3.40% 9/1/21	3,940,000	4,029,308
Florida Power 3.10% 8/15/21	3,000,000	3,063,567
•FPL Group Capital
6.35% 10/1/66	210,000	207,170
6.65% 6/15/67	5,105,000	5,085,346
#Ipalco Enterprises 144A 5.00% 5/1/18	2,450,000	2,492,875
LG&E & KU Energy
3.75% 11/15/20	1,630,000	1,617,645
#144A 4.375% 10/1/21	3,850,000	3,935,381
Pacific Gas & Electric 5.40% 1/15/40	6,705,000	7,834,806
Pennsylvania Electric 5.20% 4/1/20	4,281,000	4,741,383
@#Power Receivables Finance 144A 6.29% 1/1/12	9,751	9,759
•PPL Capital Funding 6.70% 3/30/67	6,890,000	6,656,243
•Puget Sound Energy 6.974% 6/1/67	8,395,000	8,349,440
South Carolina Electric & Gas 5.45% 2/1/41	2,000,000	2,341,266
•Wisconsin Energy 6.25% 5/15/67	9,859,000	9,771,670
		80,829,296
Energy – 8.30%
#BG Energy Capital 144A 4.00% 10/15/21	6,500,000	6,715,690
BP Capital Markets 3.561% 11/1/21	2,135,000	2,169,356
Chesapeake Energy 7.25% 12/15/18	459,000	512,933
#ENI 144A 4.15% 10/1/20	4,885,000	4,914,544
Ensco 4.70% 3/15/21	3,000,000	3,162,579
#Hercules Offshore 144A 10.50% 10/15/17	775,000	778,875
#Korea National Oil 144A 4.00% 10/27/16	3,540,000	3,612,053
#Laredo Petroleum 144A 9.50% 2/15/19	2,825,000	3,008,625
Noble Energy 8.25% 3/1/19	5,144,000	6,777,246
Petrobras International Finance 5.375% 1/27/21	3,560,000	3,780,471
Petrohawk Energy 7.25% 8/15/18	6,225,000	7,158,750
*#Petroleos Mexicanos 144A 6.50% 6/2/41	4,446,000	4,812,795
Pride International 6.875% 8/15/20	3,650,000	4,411,448
Talisman Energy 3.75% 2/1/21	2,305,000	2,278,276
Transocean 6.50% 11/15/20	3,850,000	4,301,170
Weatherford International 9.625% 3/1/19	2,920,000	3,813,056
Williams
7.75% 6/15/31	4,015,000	5,031,064
8.75% 3/15/32	300,000	409,570

#Woodside Finance 144A 8.75% 3/1/19	6,105,000	7,894,576
		75,543,077
Finance Companies – 1.73%
FTI Consulting 6.75% 10/1/20	975,000	989,625
General Electric Capital
4.65% 10/17/21	3,000,000	3,096,528
6.00% 8/7/19	2,039,000	2,320,300
•#ILFC E-Capital Trust I 144A 4.77% 12/21/65	2,400,000	1,652,112
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	3,065,000	2,237,450
#IPIC GMTN 144A 5.50% 3/1/22	5,429,000	5,407,284
		15,703,299
Insurance – 6.35%
Allstate 7.45% 5/16/19	3,099,000	3,859,464
American International Group
4.875% 9/15/16	485,000	474,500
•8.175% 5/15/58	2,675,000	2,591,406
8.25% 8/15/18	4,545,000	5,127,605
•Chubb 6.375% 3/29/67	6,606,000	6,672,060
Coventry Health Care 5.45% 6/15/21	7,145,000	7,845,253
#Highmark 144A
4.75% 5/15/21	5,195,000	5,258,504
6.125% 5/15/41	920,000	976,071
•ING Groep 5.775% 12/29/49	4,765,000	3,800,088
*•#Liberty Mutual Group 144A 7.00% 3/15/37	2,775,000	2,442,000
#MetLife Capital Trust X 144A 9.25% 4/8/38	6,730,000	7,907,749
*Prudential Financial 4.50% 11/15/20	3,005,000	3,106,410
w=‡@#Twin Reefs Pass Through Trust 144A 0.00% 12/31/49	3,100,000	0
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	3,870,000	3,753,900
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32	4,060,000	3,978,800
		57,793,810
Natural Gas – 6.20%
El Paso Pipeline Partners Operating 6.50% 4/1/20	1,705,000	1,896,543
•Enbridge Energy Partners 8.05% 10/1/37	6,970,000	7,265,695
Energy Transfer Partners 9.70% 3/15/19	6,041,000	7,477,393
Enterprise Products Operating
•7.034% 1/15/68	7,550,000	7,786,209
9.75% 1/31/14	1,999,000	2,336,507
Kinder Morgan Energy Partners
6.95% 1/15/38	2,250,000	2,621,120
9.00% 2/1/19	2,805,000	3,601,715
*Plains All American Pipeline 8.75% 5/1/19	1,985,000	2,545,824
Sempra Energy 6.15% 6/15/18	5,785,000	6,814,030
•TransCanada Pipelines 6.35% 5/15/67	8,652,000	8,828,095
Williams Partners 7.25% 2/1/17	4,415,000	5,251,726
		56,424,857
Real Estate – 2.92%
Brandywine Operating Partnership 4.95% 4/15/18	2,850,000	2,768,014
Developers Diversified Realty
7.50% 4/1/17	2,500,000	2,708,643
7.875% 9/1/20	1,125,000	1,219,658
9.625% 3/15/16	1,415,000	1,636,610
Digital Realty Trust
5.25% 3/15/21	4,535,000	4,436,340
5.875% 2/1/20	1,680,000	1,738,019
Health Care REIT 5.25% 1/15/22	2,115,000	2,026,185
Regency Centers
4.80% 4/15/21	2,935,000	3,024,905
5.875% 6/15/17	2,325,000	2,556,347
#WEA Finance 144A 4.625% 5/10/21	4,475,000	4,439,271
		26,553,992
Technology – 3.18%
Applied Materials 5.85% 6/15/41	2,500,000	2,999,770
*First Data 11.25% 3/31/16	1,120,000	1,002,400
*GXS Worldwide 9.75% 6/15/15	1,610,000	1,505,350
Hewlett-Packard 4.375% 9/15/21	4,205,000	4,419,943
National Semiconductor 6.60% 6/15/17	6,644,000	8,088,233
#Seagate Technology International 144A 10.00% 5/1/14	4,083,000	4,664,828
Xerox
*4.50% 5/15/21	3,885,000	4,053,325
6.35% 5/15/18	1,940,000	2,217,775
		28,951,624
Transportation – 0.90%
CSX
4.25% 6/1/21	3,000,000	3,219,585
4.75% 5/30/42	1,500,000	1,540,329

Ryder System 3.50% 6/1/17		3,320,000	3,433,106
			8,193,020
Total Corporate Bonds (cost $742,342,285)			764,176,199

Municipal Bonds – 4.90%
California State Various Purpose 5.00% 10/1/41		5,000,000	5,001,700
Hudson, New York Yards Infrastructure Revenue Series A 5.25% 2/15/47		5,000,000	5,086,000
Los Angeles, California Department of Water & Power Revenue Taxable Build America Bond 6.574% 7/1/45		5,365,000	7,006,046
Massachusetts Development Finance Agency Revenue (Harvard University) Series B-1 5.00% 10/15/40		10,010,000	11,192,381
Metropolitan Transportation Authority, New York Taxable Build America Bond (Dedicated Tax
Fund) Series C-1 6.687% 11/15/40		4,500,000	5,404,455
San Francisco Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bond
Series S3 6.907% 10/1/50		3,575,000	4,655,544
Triborough Bridge & Tunnel Authority, New York Revenue Taxable Build America Bond Series A-2
5.45% 11/15/32		5,560,000	6,255,556
Total Municipal Bonds (cost $39,228,817)			44,601,682

Regional Bonds – 0.60%Δ
Australia – 0.43%
New South Wales Treasury 6.00% 4/1/19	AUD	1,105,000	1,251,383
Queensland Treasury 6.25% 6/14/19	AUD	2,300,000	2,629,297
			3,880,680
Canada – 0.17%
Quebec Province 4.25% 12/1/21	CAD	1,429,000	1,543,647
			1,543,647
Total Regional Bonds (cost $5,289,031)			5,424,327

«Senior Secured Loans – 2.71%
Alliance HealthCare Services 7.25% 6/1/16	USD	1,113,782	1,008,374
Burlington Coat Factory Warehouse Tranche B 6.25% 2/10/17		1,687,907	1,656,259
Chester Downs & Marina 12.375% 12/31/16		850,000	856,022
Chrysler Group 6.00% 4/28/17		2,992,500	2,820,431
Frac Tech International Tranche B 6.25% 4/19/16		2,655,000	2,645,044
GenOn Energy Tranche B 6.00% 6/20/17		2,060,000	2,063,348
Immucor Tranche B 7.25% 7/2/18		1,785,000	1,798,834
Kinetic Concepts Tranche B 7.00% 1/12/18		3,075,000	3,091,529
Level 3 Financing Tranche B 11.50% 3/13/14		1,424,000	1,486,898
MGM Resorts International Tranche E 7.00% 2/21/14		2,705,000	2,643,718
Nuveen Investment 2nd Lien 12.50% 7/9/15		1,335,000	1,386,731
Reynolds Group Holdings 6.50% 7/7/18		2,525,000	2,520,720
Univision Communications 4.489% 3/29/17		794,088	724,319
Total Senior Secured Loans (cost $24,778,277)			24,702,227

Sovereign Bonds – 3.32%Δ
Australia – 0.38%
Australian Government Inflation-Linked Bond 4.00% 8/20/15	AUD	1,853,000	3,446,848
			3,446,848
Canada – 0.28%
Canadian Government Bond
3.75% 6/1/19	CAD	1,173,000	1,315,737
4.00% 6/1/41	CAD	993,000	1,194,905
			2,510,642
Chile – 0.22%
Chile Government International Bond 5.50% 8/5/20	CLP	936,000,000	2,022,635
			2,022,635
Germany – 0.05%
Deutschland Republic 2.25% 9/4/20	EUR	331,000	470,138
			470,138
Indonesia – 0.48%
Indonesia Treasury Bond 11.00% 11/15/20	IDR	29,154,000,000	4,348,940
			4,348,940
Lithuania – 0.10%
#Lithuania Government International Bond 144A 6.125% 3/9/21	USD	874,000	904,590
			904,590
Poland – 1.13%
Poland Government International Bond
5.00% 3/23/22		5,429,000	5,367,924
5.125% 4/21/21		4,850,000	4,959,125
			10,327,049
Republic of Korea – 0.40%
Korea Treasury Inflation-Linked Bond 2.75% 6/10/20	KRW	3,525,189,653	3,635,536
			3,635,536
Russia – 0.28%
Russia-Eurobond 7.50% 3/31/30	USD	2,145,950	2,548,316
			2,548,316
Total Sovereign Bonds (cost $28,415,317)			30,214,694

U.S. Treasury Obligation – 0.10%
U.S. Treasury Note 2.125% 8/15/21		890,000	886,250
Total U.S. Treasury Obligation (cost $875,677)			886,250

		Number of
		Shares
Common Stock – 0.00%
Masco		251	2,409
*†United Continental Holdings		40	773
Total Common Stock (cost $1,783)			3,182

Preferred Stock – 1.13%
Alabama Power 5.625%		118,065	2,981,141
Ally Financial
•∏8.50%		100,000	1,940,000
#144A 7.00%		1,500	1,118,766
•†GMAC Capital Trust I 8.25%		50,000	1,048,000
•PNC Financial Services Group 8.125%		3,112,000	3,175,345
Total Preferred Stock (cost $10,680,133)			10,263,252

		Number of
		Contracts
Purchased Options – 0.10%
Put Options – 0.01%
SPX, strike price $1,100, expires 12/17/11		31	39,370
SPX, strike price $1,150, expires 12/17/11		17	28,900
			68,270

		Notional
		Amount[o]
Put Swaptions – 0.09%
10-Yr IRS, strike price 5.23%, expires 1/9/14	USD	10,000,000	122,265
30-Yr IRS, strike price 4.813%, expires 1/9/14		20,000,000	681,980
			804,245
Total Purchased Options (cost $2,748,570)			872,515

		Principal
		Amount[o]
Short-Term Investments– 1.57%
≠Discount Notes – 0.28%
Federal Home Loan Bank
0.003% 11/30/11	USD	2,227,642	2,227,624
0.01% 12/23/11		322,683	322,678
			2,550,302
Repurchase Agreement – 1.29%
BNP Paribas 0.08%, dated 10/31/11, to be
repurchased on 11/1/11, repurchase price $11,712,026
(collateralized by U.S. government obligations 0.25%-4.625%
2/29/12-2/15/21, market value $11,946,240)		11,712,000	11,712,000
			11,712,000
Total Short-Term Investment (cost $14,262,314)			14,262,302

Total Value of Securities Before Securities Lending Collateral – 99.95%
(cost $882,681,083)			909,543,222

		Number of
		Shares
Securities Lending Collateral** – 2.64%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund		78,299	75,848
Delaware Investments Collateral Fund No.1		23,910,659	23,910,659
@†Mellon GSL Reinvestment Trust II		230,639	0
Total Securities Lending Collateral (cost $24,219,597)			23,986,507

Total Value of Securities – 102.59%
(cost $906,900,680)			933,529,729 ©

		Number of
		Contracts
Written Options – 0.00%
Put Options – 0.00%
SPX, strike price $875, expires 12/17/11 (MSC)		(31)	(4,340)
SPX, strike price $950, expires 12/17/11 (MSC)		(17)	(5,746)
Total Written Options (premium received ($81,540))			(10,086)
Obligation to Return Securities Lending Collateral** – (2.66%)			(24,219,597)
Receivables and Other Assets Net of Other Liabilities – 0.07%***			695,691
Net Assets Applicable to 152,032,494 Shares Outstanding – 100.00%			$909,995,737

°Principal amount is stated in the currency in which each security is denominated.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2011, the aggregate amount of Rule 144A securities was $189,204,083, which represented 20.79% of the Fund’s net assets. See Note 5 in "Notes."
ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2011.
•Variable rate security. The rate shown is the rate as of October 31, 2011. Interest rates reset periodically.
@Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $2,489,212, which represented 0.27% of the Fund’s net assets. See Note 5 in “Notes.”
*Fully or partially on loan.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At October 31, 2011, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund's net assets. See Note 1 in "Notes."
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
‡Non income producing security. Security is currently in default.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally:(i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2011.
∏Restricted security. This investment is in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit its liquidity. At October 31, 2011, the aggregate amount of restricted securities was $1,940,000, which represented 0.21% of the Fund’s net assets. See Note 5 in “Notes."
†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in “Notes” for additional information on securities lending collateral.
©Includes $23,255,140 of securities loaned.
***Includes $1,280,000 cash pledged as collateral for futures contracts.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2011:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	EUR	(1,550,563)	USD	2,193,550	12/9/11	$48,092
BCLY	AUD	(8,250,727)	USD	8,767,553	12/9/11	108,698
BCLY	EUR	(8,782,418)	USD	12,425,848	12/9/11	273,932
GSC	GBP	1,531,701	USD	(2,465,932)	12/9/11	(4,116)
HSBC	AUD	1,331,430	USD	(1,418,505)	12/9/11	(21,215)
HSBC	EUR	(1,557,611)	USD	2,204,752	12/9/11	49,541
JPMC	EUR	(1,180,000)	USD	1,670,231	12/9/11	37,508
MSC	EUR	(267,298)	USD	378,101	12/9/11	8,250
						$500,690

Futures Contracts

				Unrealized
Contracts	Notional	Notional		Appreciation
to Buy (Sell)	Costs (Proceeds)	Value	Expiration Date	(Depreciation)
(778) U.S. Treasury 10 yr Note	$(99,880,835)	$(100,410,625)	12/20/11	$(529,790)
578 U.S. Treasury Long Bond	79,039,402	80,360,062	11/25/11	1,320,660
	$(20,841,433)			$790,870

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	ITRAXX Europe Subordinate
	Financials 16.1 5 yr CDS	EUR	2,400,000	5.00%	12/20/16	$(136,871)
BAML	Kingdom of Spain 5 yr CDS	USD	3,800,000	1.00%	6/20/16	168,748
BCLY	Kingdom of Spain 5 yr CDS		2,486,000	1.00%	3/20/16	(8,072)
JPMC	ITRAXX Europe Subordinate
	Financials 16.1 5 yr CDS	EUR	1,300,000	5.00%	12/20/16	(103,442)
JPMC	MeadWestvaco 5 yr CDS	USD	3,900,000	1.00%	12/20/16	(86,822)
JPMC	Republic of France 5 yr CDS		3,049,000	0.25%	9/20/16	11,127
JPMC	Republic of Italy 5 yr CDS		3,049,000	1.00%	9/20/16	109,852
MSC	Citigroup 5 yr CDS		2,190,000	1.00%	12/20/16	(9,153)
MSC	Commonwealth of Australia
	5 yr CDS		2,914,000	1.00%	12/20/16	(59,421)
MSC	Japan 5 yr CDS		2,500,000	1.00%	9/20/16	(20,380)
MSC	People’s Republic of China
	5 yr CDS		4,414,000	1.00%	12/20/16	(161,347)
MSC	Republic of France 5 yr CDS		2,204,000	0.25%	12/20/16	(24,250)
						$(320,031)

	Protection Sold / Moody’s Rating:
JPMC	Georgia Pacific 5 yr CDS / Baa		3,900,000	1.00%	12/20/16	$85,711
JPMC	Tyson Foods CDS / Ba		2,500,000	1.00%	3/20/16	46,022
	General Electric Capital
MSC	5 yr CDS / Aa		2,190,000	1.00%	12/20/16	77,966
						$209,699
Total						$(110,332)

Inflation Swap Contract

			Unrealized
Notional	Expiration		Appreciation
Value	Date	Description	(Depreciation)
$17,630,000	2/29/16	Agreement with Barclays to receive the	$(233,661)
		notional amount multiplied by the non-revised
		5 yr zero coupon CPI-U and to pay the notional amount
		multiplied by the fixed rate of 2.555%.

The use of foreign currency exchange contracts, futures contracts, options contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of abbreviations:
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL – Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
CLP – Chilean Peso
CPI-U – Consumer Price Index-Urban
EUR – European Monetary Unit
GBP – British Pound Sterling
GSC – Goldman Sachs Capital
HSBC – Hong Kong Shanghai Bank
IDR – Indonesia Rupiah
IRS – Interest Rate Swap
JPMC – JPMorgan Chase Bank
KRW – South Korean Won
MSC – Morgan Stanley Capital
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
SPX – S&P 500 Index
USD – United States Dollar
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds - Delaware Corporate Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices of the contracts, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally, as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2008–July 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2011.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gains on investments, if any, at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$907,557,502
Aggregate unrealized appreciation	$41,587,844
Aggregate unrealized depreciation	(15,615,617)
Net unrealized appreciation	$25,972,227

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-
Backed Security	$-	$210,816	$-	$210,816
Corporate Debt	-	802,804,202	-	802,804,202
Foreign Debt	-	35,639,021	-	35,639,021
Municipal Bonds	-	44,601,682	-	44,601,682
U.S. Treasury Obligation	-	886,250	-	886,250
Common stock	3,182	-	-	3,182
Preferred Stock	5,969,141	4,294,111	-	10,263,252
Purchased Options	68,270	-	804,245	872,515
Short-Term Investments	11,712,000	2,550,302	-	14,262,302
Securities Lending Collateral	-	23,986,507	-	23,986,507
Total	$17,752,593	$914,972,891	$804,245	$933,529,729

Foreign Currency
Exchange Contracts	$-	$500,690	$-	$500,690
Futures Contracts	$790,870	$-	$-	$790,870
Swap Contracts	$-	$(110,332)	$(233,661)	$(343,993)
Written Options	$(10,086)	$-	$-	$(10,086)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Foreign	Purchased
	Debt	Options	Total
Balance as of 7/31/11	$3,855,450	$1,777,129	$5,632,579
Sales	(3,835,058)	-	(3,835,058)
Transfer into Level 3	-	-	-
Net realized gain	266,488	-	266,488
Net change in unrealized
appreciation/depreciation	(286,880)	(972,884)	(1,259,764)
Balance as of 10/31/11	$-	$804,245	$804,245

Net change in unrealized
appreciation/depreciation
from investments
still held as of 10/31/11	$-	$(972,884)	$(972,884)

	Swap
	Contracts
Balance as of 7/31/11	$169,242
Net change in unrealized appreciation/
depreciation	(402,903)
Balance as of 10/31/11	$(233,661)

Net change in unrealized
appreciation/depreciation
from investments still held
as of 10/31/11	$(402,903)

During the period ended October 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the period ended October 31, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Transactions in written options during the period ended October 31, 2011 were as follows:

	Number of
	Contracts	Premiums
Options outstanding at July 31, 2011	34	$22,887
Options written	347	219,886
Options terminated in closing purchase transactions	(314)	(145,797)
Options expired	(19)	(15,436)
Options outstanding at October 31, 2011	48	$81,540

Swap Contracts — The Fund may enter into interest rate swap contracts, index swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended October 31, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At October 31, 2011, the net unrealized depreciation of credit default swaps was $110,332. As of October 31, 2011, the Fund had posted $2,130,000 in cash as collateral for open CDS contracts. If a credit event had occurred for all swap transactions where collateral posting was required as of October 31, 2011, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received EUR 3,700,000 and USD 21,916,000 less the value of the contracts' related reference obligations. The Fund received $2,431,000 in securities collateral and $820,000 in cash collateral for open CDS contracts.

As disclosed in the footnotes to the schedule of investments, at October 31, 2011, the notional value of the protection sold was $8,590,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At October 31, 2011, the net unrealized appreciation of the protection sold was $209,699.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of October 31, 2011 were as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
Forward exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of other liabilities	$504,806	Receivables and other assets net of other liabilities	$(4,116)

Interest rate contracts (Futures contracts)	Receivables and other assets net of other liabilities	790,870	Receivables and other assets net of other liabilities	-

Equity contracts (Written options)	Written options, at value	(10,086)

Interest rate and credit contracts (Swap contracts)	Receivables and other assets net of other liabilities	94,325	Receivables and other assets net of other liabilities	(438,318)

Total		$1,390,001		$(452,520)

The effect of derivative instruments on the statement of operations for the period ended October 31, 2011 was as follows:

			Change in
			Unrealized
			Appreciation or
		Realized Gain or	Depreciation on
		Loss on Derivatives	Derivatives
	Location of Gain or Loss on	Recognized in	Recognized in
	Derivatives Recognized in Income	Income	Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(1,951,152)	$334,622

Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	576,103	1,502,457

Equity contracts (Written options)	Net realized loss on written options and net change in unrealized appreciation/depreciation of investments and foreign currencies	(200,731)	30,714

Interest and credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	1,617,320	(2,367,136)

Total		$41,540	$(499,343)

The volume of derivative transactions varied throughout the period. Information about derivative transactions reflected is as of the date of this report and generally similar to the volume of derivative activity for the period ended October 31, 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2011, the value of securities on loan was $23,255,140, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2011, the value of invested collateral was $23,986,507. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's and Baa3 by Moody's Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to October 31, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Diversified Floating Rate Fund

October 31, 2011

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations – 1.73%
•Fannie Mae REMICs
Series 2004-36 FA 0.645% 5/25/34	USD	99,222	$99,404
Series 2005-66 FD 0.545% 7/25/35		117,324	117,050
Series 2005-106 QF 0.755% 12/25/35		674,523	675,866
Series 2006-105 FB 0.665% 11/25/36		208,902	208,765
Series 2007-109 NF 0.795% 12/25/37		55,062	55,257
•Freddie Mac REMICs
Series 3067 FA 0.598% 11/15/35		272,953	272,204
Series 3239 EF 0.598% 11/15/36		267,426	266,726
Series 3241 FM 0.628% 11/15/36		39,402	39,337
Series 3780 LF 0.648% 3/15/29		57,761	57,638
Total Agency Collateralized Mortgage Obligations (cost $1,785,198)			1,792,247

Agency Mortgage-Backed Security – 0.03%
•Freddie Mac ARM 4.818% 2/1/35		34,544	36,116
Total Agency Mortgage-Backed Security (cost $36,488)			36,116

Commercial Mortgage-Backed Securities – 0.80%
•#American Tower Trust Series 2007-1A AFL 144A 0.43% 4/15/37		625,000	607,436
•#Goldman Sachs Mortgage Securities II Series 2010-C1 C 144A 5.635% 8/10/43		100,000	84,425
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 3/15/44		135,000	136,386
Total Commercial Mortgage-Backed Securities (cost $843,136)			828,247

Convertible Bonds – 1.83%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13		500,000	496,875
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25		205,000	205,256
Health Care REIT 3.00% exercise price $51.13, expiration date 11/30/29		160,000	179,800
Level 3 Communications 3.50% exercise price $81.90, expiration date 6/15/12		275,000	273,625
#Lexington Master 144A 5.45% exercise price $19.49, expiration date 1/15/27		500,000	504,375
Linear Technology 3.00% exercise price $44.11, expiration date 5/1/27		205,000	215,506
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		3,000	2,764
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17		14,000	16,783
Transocean 1.50% exercise price $164.19, expiration date 12/15/37		4,000	3,905
Total Convertible Bonds (cost $1,897,098)			1,898,889

Corporate Bonds – 56.67%
Auto Manufacturer – 0.47%
•#Daimler Finance North America 144A 1.543% 9/13/13		490,000	490,308
			490,308
Auto Parts & Equipment – 1.44%
#Delphi 144A 6.125% 5/15/21		265,000	271,625
•Johnson Controls 0.674% 2/4/14		1,225,000	1,225,812
			1,497,437
Banking – 11.19%
•Abbey National Treasury Services 2.002% 4/25/14		785,000	744,596
•#Australia & New Zealand Banking Group 144A 1.131% 1/10/14		350,000	348,406
•Bank of Montreal 0.898% 4/29/14		625,000	623,998
•Barclays Bank 1.438% 1/13/14		595,000	573,219
•Branch Banking & Trust
0.603% 5/23/17		750,000	682,028
0.658% 9/13/16		525,000	487,003
•Capital One Financial 1.553% 7/15/14		565,000	554,885
Citigroup 5.125% 5/5/14		435,000	456,164
City National 5.25% 9/15/20		50,000	51,063
•#CoBank 144A 0.947% 6/15/22		75,000	67,502
•Fifth Third Bank 0.402% 5/17/13		700,000	684,317
•Fifth Third Capital Trust IV 6.50% 4/15/37		50,000	49,125
•Goldman Sachs Group 0.805% 3/22/16		320,000	287,353
•JPMorgan Chase Bank
0.668% 6/13/16		750,000	680,687
4.953% 6/21/12	AUD	100,000	104,689
•#National Australia Bank 144A 1.111% 4/11/14	USD	990,000	987,360

•National City Bank 0.703% 6/7/17	250,000	229,575
•PNC Funding 0.628% 1/31/14	935,000	919,756
•#Standard Chartered 144A 1.231% 5/12/14	500,000	495,779
•SunTrust Bank 0.598% 8/24/15	985,000	912,010
•#Swedbank 144A 0.851% 1/14/13	100,000	100,134
•U.S. Bank 0.681% 10/14/14	420,000	414,406
•USB Capital IX 3.50% 4/15/49	460,000	335,170
•Wachovia 0.773% 10/15/16	695,000	606,762
•Wells Fargo Bank 0.50% 5/16/16	250,000	225,784
		11,621,771
Beverages – 2.52%
•Anheuser-Busch InBev Worldwide 0.761% 7/14/14	1,050,000	1,047,947
•Coca-Cola Enterprises 0.593% 2/18/14	1,050,000	1,050,902
#Pernod-Ricard 144A 4.45% 1/15/22	500,000	515,755
		2,614,604
Building Materials – 0.40%
•#Cemex SAB 144A 5.369% 9/30/15	550,000	412,500
		412,500
Chemicals – 1.70%
Dow Chemical
4.25% 11/15/20	115,000	118,702
8.55% 5/15/19	140,000	182,138
•duPont (E.I.) deNemours 0.778% 3/25/14	1,320,000	1,327,619
Mosaic 3.75% 11/15/21	130,000	133,280
		1,761,739
Commercial Services – 0.46%
•Western Union 0.913% 3/7/13	475,000	476,407
		476,407
Diversified Financial Services – 5.81%
•#American Honda Finance 144A 0.639% 11/7/12	250,000	250,369
•Caterpillar Financial Services 0.458% 2/22/13	250,000	250,109
#CDP Financial 144A 4.40% 11/25/19	250,000	272,090
#Crown Castle Towers 144A 4.883% 8/15/20	1,200,000	1,228,886
#ERAC USA Finance 144A 2.25% 1/10/14	340,000	341,972
General Electric Capital
•0.478% 5/11/16	600,000	554,320
•1.356% 9/23/13	168,000	167,716
4.65% 10/17/21	85,000	87,735
5.30% 2/11/21	175,000	186,589
International Lease Finance 6.25% 5/15/19	360,000	339,372
•John Deere Capital
0.551% 3/3/14	750,000	748,360
0.553% 7/15/13	400,000	399,796
Lazard Group 6.85% 6/15/17	250,000	269,536
•#MassMutual Global Funding II 144A 0.86% 9/27/13	300,000	301,353
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32	650,000	637,000
		6,035,203
Electric – 5.59%
•CMS Energy 1.353% 1/15/13	600,000	591,000
•Columbus Southern Power 0.749% 3/16/12	815,000	815,123
Commonwealth Edison 1.95% 9/1/16	400,000	399,355
•DTE Energy 1.031% 6/3/13	900,000	900,040
•Georgia Power
0.667% 3/15/13	842,000	843,382
0.673% 1/15/13	250,000	250,263
•NextEra Energy Capital Holdings 0.672% 11/9/12	1,510,000	1,509,794
•Southern California Edison 0.841% 9/15/14	440,000	440,973
•Wisconsin Energy 6.25% 5/15/67	55,000	54,513
		5,804,443
Electronics – 1.30%
National Semiconductor 6.60% 6/15/17	310,000	377,386
PerkinElmer 5.00% 11/15/21	65,000	67,030
•Texas Instruments 0.466% 5/15/13	900,000	902,115
		1,346,531
Food – 1.44%
•General Mills 0.64% 5/16/14	1,280,000	1,275,804
Smucker (J.M.) 3.50% 10/15/21	220,000	223,517
		1,499,321
Forest Products & Paper – 0.63%
Georgia-Pacific
8.00% 1/15/24	250,000	330,044
#144A 5.40% 11/1/20	285,000	318,315
		648,359

Gas – 0.87%
•Sempra Energy 1.107% 3/15/14	900,000	901,952
		901,952
Healthcare Products – 0.03%
•Universal Hospital Services 3.778% 6/1/15	35,000	32,550
		32,550
Healthcare Services – 1.12%
•Quest Diagnostics 1.208% 3/24/14	1,115,000	1,121,657
•Select Medical Holdings 6.267% 9/15/15	50,000	43,000
		1,164,657
Insurance – 2.61%
•Berkshire Hathaway Finance 0.721% 1/10/14	820,000	818,494
•Chubb 6.375% 3/29/67	260,000	262,600
•#MetLife Institutional Funding II 144A 1.274% 4/4/14	1,150,000	1,147,815
•#New York Life Global Funding 144A 0.634% 4/4/14	485,000	485,361
		2,714,270
Iron/Steel – 0.14%
ArcelorMittal 9.85% 6/1/19	125,000	148,498
		148,498
Media – 1.56%
DIRECTV Holdings 5.00% 3/1/21	500,000	548,374
Historic TW 6.875% 6/15/18	120,000	143,261
NBCUniversal Media 5.15% 4/30/20	430,000	484,085
Time Warner Cable 8.25% 4/1/19	125,000	159,421
#Vivendi 144A 6.625% 4/4/18	245,000	282,582
		1,617,723
Mining – 0.71%
Alcoa
6.75% 7/15/18	140,000	152,130
5.40% 4/15/21	295,000	292,839
Freeport-McMoRan Copper & Gold 8.375% 4/1/17	275,000	294,570
		739,539
Miscellaneous Manufacturing – 2.18%
•Danaher 0.603% 6/21/13	1,565,000	1,567,408
•VF 1.058% 8/23/13	700,000	699,820
		2,267,228
Office/Business Equipment – 1.53%
•Xerox 1.11% 5/16/14	1,605,000	1,591,723
		1,591,723
Oil & Gas – 4.07%
#BG Energy Capital 144A 4.00% 10/15/21	200,000	206,637
•BP Capital Markets 0.937% 3/11/14	983,000	984,704
Ensco 4.70% 3/15/21	300,000	316,258
Noble Holding International 3.05% 3/1/16	615,000	638,392
Petrobras International Finance 5.375% 1/27/21	110,000	116,812
Petrohawk Energy 7.875% 6/1/15	450,000	484,875
•#Schlumberger Investment 144A 0.893% 9/12/14	470,000	471,012
•Total Capital Canada 0.783% 1/17/14	470,000	472,230
Transocean 6.50% 11/15/20	175,000	195,508
Weatherford International 5.125% 9/15/20	315,000	333,975
		4,220,403
Pharmaceuticals – 1.74%
•DENTSPLY International 1.803% 8/15/13	650,000	654,638
•Teva Pharmaceutical Finance III 0.853% 3/21/14	1,150,000	1,150,627
		1,805,265
Pipelines – 1.46%
Buckeye Partners 4.875% 2/1/21	215,000	226,854
•Enbridge Energy Partners 8.05% 10/1/37	511,000	532,679
Energy Transfer Partners 8.50% 4/15/14	180,000	204,622
•Enterprise Products Operating 7.034% 1/15/68	100,000	103,129
Kinder Morgan Energy Partners 6.00% 2/1/17	160,000	182,582
Plains All American Pipeline 5.00% 2/1/21	120,000	129,190
•TransCanada PipeLines 6.35% 5/15/67	135,000	137,748
		1,516,804
Real Estate – 0.29%
Digital Realty Trust 5.25% 3/15/21	310,000	303,256
		303,256

Technology – 0.21%
•Hewlett-Packard 0.719% 5/30/14	75,000	73,834
#Seagate Technology International 144A 10.00% 5/1/14	126,000	143,955
		217,789
Telecommunications – 5.20%
American Tower 5.90% 11/1/21	115,000	127,346
Qwest
•3.597% 6/15/13	800,000	808,000
6.75% 12/1/21	525,000	559,125
Sprint Capital 8.375% 3/15/12	415,000	421,225
•Telefonica Emisiones 0.594% 2/4/13	505,000	486,868
Verizon Communications
•0.973% 3/28/14	1,295,000	1,300,614
2.00% 11/1/16	445,000	446,371
•#VimpelCom Holdings 144A 4.365% 6/29/14	470,000	461,541
Virgin Media Secured Finance 6.50% 1/15/18	550,000	595,375
•Vodafone Group 0.599% 2/27/12	190,000	190,086
		5,396,551
Total Corporate Bonds (cost $58,962,024)		58,846,831

Municipal Bonds – 2.74%
•Connecticut State Series A 1.69% 3/1/21	750,000	749,903
•Kentucky Higher Education Student Loan Revenue Series A-1 0.754% 5/1/20	50,000	49,467
•Missouri Higher Education Loan Authority Student Revenue Series A-1 1.136% 8/27/29	62,270	61,597
•New Jersey Economic Development Authority Revenue
(Build America Bonds) 1.347% 6/15/13	75,000	75,008
•New Mexico Educational Assistance Foundation Series A-3 1.51% 12/1/38	120,000	118,992
•North Texas Higher Education Authority Student Loan Revenue
Series A-1 1.472% 4/1/40	374,563	374,095
Series A-2 1.272% 7/1/30	75,000	73,943
•Oklahoma State Student Loan Authority Revenue
Series A-1 1.498% 6/1/40	1,250,000	1,243,949
Series A-2A 1.511% 9/1/37	95,000	94,860
Total Municipal Bonds (cost $2,851,834)		2,841,814

Non-Agency Asset-Backed Securities – 3.44%
•Ally Master Owner Trust Series 2010-4 A 1.31% 8/15/17	100,000	100,453
•American Express Credit Account Master Trust Series 2010-1 B 0.84% 11/16/15	500,000	500,003
•American Express Issuance Trust Series 2007-2 A 0.49% 7/15/13	200,000	200,208
•Bank of America Credit Card Trust Series 2007-A6 A6 0.30% 9/15/16	250,000	249,152
•Capital One Multi-Asset Execution Trust
Series 2004-A4 A4 0.46% 3/15/17	250,000	249,465
Series 2005-A1 A1 0.31% 1/15/15	200,000	199,947
•#Citibank Omni Master Trust Series 2009-A14A A14 144A 2.99% 8/15/18	500,000	527,189
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16	10,000	10,254
•Discover Card Master Trust I Series 2005-4 A2 0.33% 6/16/15	200,000	199,966
•Discover Card Master Trust Series 2010-A1 A1 0.89% 9/15/15	350,000	352,601
•#Ford Credit Floorplan Master Owner Trust Series 2010-1 A 144A 1.89% 12/15/14	500,000	505,995
•MBNA Credit Card Master Note Trust Series 2005-A2 A2 0.32% 10/15/14	100,000	99,999
•#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.39% 1/15/15	375,000	378,026
Total Non-Agency Asset-Backed Securities (cost $3,578,075)		3,573,258

Regional Bond – 0.34%Δ
Canada – 0.34%
•Province of Ontario 0.429% 5/7/13	350,000	350,260
Total Regional Bond (cost $350,406)		350,260

«Senior Secured Loans – 30.43%
Alliance HealthCare Services 7.25% 6/1/16	27,984	25,336
Allied Security Holdings Tranche 2L 8.50% 1/21/18	150,000	146,438
Anchor Glass Container 6.00% 2/3/16	14,247	14,171
@API Technologies Tranche B 7.75% 6/1/16	498,529	479,835
Aspect Software Tranche B 6.25% 5/7/16	24,625	24,717
ATI Holdings 7.50% 3/12/16	24,520	23,641
Attachmate 6.50% 11/21/16	625,000	613,516
Autoparts Holdings
1st Lien 6.50% 7/5/17	345,000	346,725
2nd Lien 10.50% 7/5/18	345,000	339,825
BNY ConvergEx Group
8.75% 11/29/17	131,532	131,971
8.75% 12/16/17	313,468	314,513
Brickman Group Holdings Tranche B 7.25% 10/14/16	547,795	548,253

Brock Holdings III
10.00% 2/15/18		345,000	320,850
Tranche B 6.00% 2/15/17		109,450	104,525
Burlington Coat Factory Warehouse Tranche B 6.25% 2/10/17		748,437	734,404
Caesars Entertainment Operating
Tranche B1 3.42% 1/28/15		540,000	476,663
Tranche B2 3.24% 1/28/15		295,000	260,399
Cengage Learning Acquisitions
2.49% 7/3/14		750,000	651,720
7.50% 7/7/14		73,730	70,965
Charter Communications Operating Tranche B
2.24% 3/6/14		29,967	29,811
7.25% 3/6/14		17,742	17,800
Chester Downs & Marina 12.375% 12/31/16		43,734	44,044
Chrysler Group 6.00% 4/28/17		1,062,813	1,001,701
CityCenter Holdings 7.50% 1/10/15		244,000	243,817
Clear Channel Communication Tranche A 3.639% 7/30/14		868,991	769,057
Consolidated Container 5.75% 9/28/14		790,000	657,181
Delos Aircraft Tranche 2 7.00% 3/17/16		200,577	202,666
Delta Air Lines Tranche B 5.50% 3/29/17		997,500	974,228
Dynegy Power 1st Lien 9.25% 7/11/16		411,000	411,882
Dynegy Midwest Generation 1st Lien 9.25% 7/11/16		274,000	270,771
Emdeon Tranche B 6.75 8/3/18		900,000	904,815
Endo Pharmaceutical Holdings Tranche B 4.00% 4/14/18		804,643	807,536
First Data Tranche B2 2.995% 9/24/14		1,157,410	1,074,787
Frac Tech International Tranche B 6.25% 4/19/16		644,854	642,436
GenOn Energy Tranche B 6.00% 6/20/17		788,100	789,381
Goodman Global Tranche B 5.75% 10/28/16		237,596	237,930
Gray Television Tranche B 3.74% 12/31/14		543,588	532,909
Grifols Tranche B 6.00% 6/4/16		164,588	165,377
Houghton International Tranche B 6.75% 1/11/16		331,889	331,889
IASIS Healthcare Tranche B 5.00% 4/18/18		995,000	974,787
Immucor Tranche B 7.25% 7/2/18		1,015,000	1,022,866
International Lease Finance Tranche 1 6.75% 3/17/15		364,423	366,928
Kinetic Concepts Tranche B 7.00% 1/12/18		950,000	955,106
Level 3 Financing
Tranche B 11.50% 3/13/14		50,000	52,209
Tranche B2 5.75% 4/11/18		775,000	764,344
@Mediacom Illinois Tranche D 5.50% 3/31/17		272,911	270,268
MGM Resorts International Tranche E 7.00% 2/21/14		874,699	854,883
Multiplan 4.75% 8/26/17		897,846	868,890
Nuveen Investment
5.86% 5/13/17		260,826	251,306
2nd Lien 12.50% 7/9/15		635,000	659,606
Tranche B 3.257% 11/13/14		175,000	169,860
OSI Restaurant Partners
2.563% 6/13/14		30,869	29,583
2.593% 6/14/13		316,102	302,930
Pinnacle Foods Finance Tranche D 6.00% 4/2/14		24,974	25,270
PQ 6.74% 7/30/15		495,000	443,520
@Prime Healthcare Services Tranche B 7.25% 4/28/15		24,625	23,455
Remy International Tranche B 6.25% 12/16/16		193,538	192,086
Reynolds & Reynolds Tranche B 3.75% 3/9/18		997,500	997,500
Reynolds Group Holdings 6.50% 7/7/18		1,050,000	1,048,219
Roundy's Supermarkets 10.00% 4/16/16		20,000	19,797
RPI Finance Trust Tranche B 4.00% 4/13/18		1,172,063	1,171,329
Sensus USA 2nd Lien 8.50% 4/13/18		565,000	553,700
Surgical Care Affiliates Tranche B 5.50% 5/26/18		768,075	732,870
Texas Competitive Electric Holdings 3.76% 10/10/14		725,000	542,742
Toys R US Tranche B 6.00% 9/1/16		198,372	196,018
Univision Communications 4.49% 3/29/17		645,104	588,425
US TelePacific 5.75% 2/10/17		694,646	663,908
Visant 5.25% 12/31/16		156,481	148,950
Walter Energy Tranche B 4.00% 2/3/18		973,630	973,479
Total Senior Secured Loans (cost $31,806,753)			31,603,319

Sovereign Bonds – 0.87%Δ
Australia – 0.51%
Australian Government Inflation-Linked Bond 4.00% 8/20/15	AUD	286,000	532,002
			532,002

South Africa – 0.36%
South Africa Government Inflation-Linked Bond 2.75% 1/31/22	ZAR	2,847,930	369,670
			369,670
Total Sovereign Bonds (cost $966,298)			901,672

Supranational Bank – 0.10%
•African Development Bank 0.594% 8/4/14	USD	100,000	100,766
Total Supranational Bank (cost $100,609)			100,766

U.S. Treasury Obligation – 0.00%
U.S. Treasury Note 2.125% 8/15/21		5,000	4,979
Total U.S. Treasury Obligation (cost $4,959)			4,979

Short-Term Investments – 1.03%
≠Discount Notes – 1.03%
Federal Home Loan Bank
0.003% 11/30/11		819,063	819,056
0.01% 12/23/11		118,644	118,643
0.04% 11/2/11		31,070	31,070
Freddie Mac 0.05% 11/2/11		102,932	102,932
Total Short-Term Investments (cost $1,071,705)			1,071,701

Total Value of Securities – 100.01%
(cost $104,254,583)			103,850,099
Liabilities Net of Receivables and Other Assets – (0.01%)			(9,187)
Net Assets Applicable to 12,292,678 Shares Outstanding – 100.00%			$103,840,912

°Principal amount shown is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of October 31, 2011. Interest rates reset periodically.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2011, the aggregate amount of Rule 144A securities was $12,982,089, which represented 12.50% of the Fund's net assets. See Note 5 in "Notes."
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2011.
@Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $773,558, which represented 0.74% of the Fund’s net assets. See Note 5 in “Notes.”
≠The rate shown is the effective yield at time of purchase.

The following foreign currency exchange contracts and swap contracts were outstanding at October 31, 2011:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BAML	EUR	(233,850)	USD	330,823	12/9/11	$7,253
HSBC	AUD	(748,513)	USD	797,466	12/9/11	11,927
MSC	EUR	(861,949)	USD	1,219,252	12/9/11	26,605
						$45,785

Swap Contracts
CDS Contracts

						Unrealized
	Swap &	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
BCLY	Financials 16.1 5 yr CDS	EUR	1,520,000	5.00%	12/20/16	$(76,298)
MSC	Citigroup 5yr CDS	USD	180,000	1.00%	12/20/16	(752)
	General Electric Capital
MSC	5 yr CDS		180,000	1.00%	12/20/16	6,408
	Kingdom of Belgium
MSC	5 yr CDS		313,000	1.00%	12/20/16	(2,749)
	People’s Republic of China
MSC	5 yr CDS		267,000	1.00%	12/20/16	(7,039)
	Republic of France
MSC	5 yr CDS		667,000	0.25%	9/20/16	(4,038)
MSC	5 yr CDS		476,000	0.25%	12/20/16	(3,280)
Total						$(87,748)

Interest Rate Swap Contracts
			Fixed Interest	Floating Interest		Unrealized
Counterparty &	Notional		Rate Received	Rate Received	Termination	Appreciation
Referenced Obligation	Value		(Paid)	(Paid)	Date	(Depreciation)
JPMC
7 yr Interest Rate Swap	USD	4,500,000	(1.813%)	0.326%	8/31/18	$(10,154)
10 yr Interest Rate Swap		2,900,000	(2.36%)	0.406%	10/19/21	(17,828)
MSC
3 yr Interest Rate Swap		1,400,000	(0.65%)	0.326%	8/31/14	2,027
5 yr Interest Rate Swap		5,000,000	(1.26%)	0.326%	8/31/16	(3,880)
Total						$(29,835)

The use of foreign currency contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CDS – Credit Default Swap
EUR – European Monetary Unit
HSBC – Hong Kong Shanghai Bank
JPMC – JPMorgan Chase Bank
MSC – Morgan Stanley Capital
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds – Delaware Diversified Floating Rate Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions for all open tax years (July 31, 2010–July 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 2011, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At October 31, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$104,296,967
Aggregate unrealized appreciation	$751,155
Aggregate unrealized depreciation	(1,198,023)
Net unrealized appreciation	$(446,868)

For federal income tax purposes, at July 31, 2011, capital loss carryforwards of $37,551 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $37,551 expires in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2011:

Level 2
Agency, Asset-Backed &
Mortgage-Backed Securities	$6,229,868
Corporate Debt	92,349,039
Foreign Debt	1,352,698
Municipal Bonds	2,841,814
U.S. Treasury Obligations	4,979
Short-Term Investments	1,071,701
Total	$103,850,099

Foreign Currency Exchange Contracts	$45,785
Swap Contracts	$(117,583)

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended October 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swap Contracts – The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended October 31, 2011, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period ended October 31, 2011, the Fund did not enter into any CDS contracts as a seller of protection. At October 31, 2011, the net unrealized depreciation of credit default swaps was $87,748. If a credit event had occurred for all swap transactions where collateral posting was required as of October 31, 2011, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have received EUR 1,520,000 and USD 2,083,000 less the value of the contracts’ related reference obligations. The Fund received securities collateral of $109,000 for open swap contracts.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk.The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of October 31, 2011 were as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of Investments		Schedule of Investments
	Location	Fair Value	Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$45,785	Liabilities net of receivables and other assets	$-

Credit and interest contracts (Swap contracts)	Liabilities net of receivables and other assets	-	Liabilities net of receivables and other assets	$(117,583)
Total		$45,785		$(117,583)

The effect of derivative instruments on the statement of operations for the period ended October 31, 2011 was as follows:

		Realized Gain or Loss on	Change in Unrealized Appreciation or
	Location of Gain or Loss on	Derivatives Recognized in	Depreciation on Derivatives Recognized
	Derivatives Recognized in Income	Income	in Income
Foreign exchange contracts (Forward currency contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(158,321)	$35,229

Credit and interest rate contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(1,205,559)	142,077
Total		$(1,363,880)	$177,306

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreement collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. During the period ended October 31, 2011, the Fund had no securities out on loan.

5. Credit and Market Risk
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's and Baa3 by Moody's Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to October 31, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of investments (Unaudited)

Delaware Extended Duration Bond Fund

October 31, 2011

		Principal	Value
		Amount°	(U.S $)
Commercial Mortgage-Backed Securities – 0.02%
Merrill Lynch Mortgage Trust
#Series 2002-MW1 J 144A 5.695% 7/12/34	USD	110,000	$78,610
Series 2005-CIP1 A2 4.96% 7/12/38		35,067	35,533
Total Commercial Mortgage-Backed Securities (cost $121,001)			114,143

Convertible Bonds – 0.93%
ϕArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		1,115,000	847,400
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 9/29/14		320,000	354,000
Health Care REIT 3.00% exercise price $51.13, expiration date 11/30/29		885,000	994,519
Level 3 Communications 3.50% exercise price $81.90, expiration date 12/10/11		1,003,000	997,985
Linear Technology 3.00% exercise price $44.11, expiration date 5/1/27		825,000	867,281
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		1,180,000	1,087,075
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15		806,000	746,558
Total Convertible Bonds (cost $5,910,670)			5,894,818

Corporate Bonds – 84.43%
Banking – 9.41%
Abbey National Treasury Services 4.00% 4/27/16		7,800,000	7,449,389
AgriBank FCB 9.125% 7/15/19		1,210,000	1,570,190
BAC Capital Trust VI 5.625% 3/8/35		1,700,000	1,338,170
BB&T Capital Trust II 6.75% 6/7/36		2,403,000	2,426,537
•BB&T Capital Trust IV 6.82% 6/12/57		630,000	632,363
•Bear Stearns 5.248% 12/7/12	AUD	1,410,000	1,470,483
Capital One Capital V 10.25% 8/15/39	USD	3,080,000	3,207,050
Capital One Financial 4.75% 7/15/21		1,935,000	2,034,728
City National 5.25% 9/15/20		1,155,000	1,179,554
@#CoBank ACB 144A 7.875% 4/16/18		935,000	1,125,383
•Fifth Third Capital Trust IV 6.50% 4/15/37		3,515,000	3,453,488
•#HBOS Capital Funding 144A 6.071% 6/29/49		3,320,000	2,357,200
#HSBC Bank 144A 4.75% 1/19/21		3,025,000	3,198,199
JPMorgan Chase 4.35% 8/15/21		950,000	952,194
JPMorgan Chase Capital XXV 6.80% 10/1/37		4,395,000	4,402,814
KeyBank 6.95% 2/1/28		2,467,000	2,673,994
•#PNC Preferred Funding Trust II 144A 6.113% 3/29/49		3,900,000	2,905,500
Rabobank 5.25% 5/24/41		2,465,000	2,902,671
•Regions Financing Trust II 6.625% 5/15/47		2,200,000	1,815,000
Santander Holdings USA 4.625% 4/19/16		875,000	862,521
•SunTrust Capital VIII 6.10% 12/15/36		1,760,000	1,739,104
SVB Financial Group 5.375% 9/15/20		1,705,000	1,762,573
•USB Capital IX 3.50% 4/15/49		4,325,000	3,151,325
Wachovia Bank 6.60% 1/15/38		2,910,000	3,398,080
Zions Bancorp
*5.50% 11/16/15		900,000	905,605
7.75% 9/23/14		750,000	798,455
			59,712,570
Basic Industry – 7.23%
Alcoa
5.40% 4/15/21		660,000	655,165
6.75% 7/15/18		1,693,000	1,839,692
ArcelorMittal 7.00% 10/15/39		4,880,000	4,888,080
Barrick North America Finance
5.70% 5/30/41		2,555,000	2,980,934
#144A 5.70% 5/30/41		30,000	35,001

CF Industries 7.125% 5/1/20		2,630,000	3,067,238
Dow Chemical
*4.25% 11/15/20		1,115,000	1,150,894
8.55% 5/15/19		1,375,000	1,788,859
Georgia-Pacific
8.00% 1/15/24		4,385,000	5,788,971
#144A 5.40% 11/1/20		2,375,000	2,652,626
#144A 8.25% 5/1/16		185,000	205,208
Hexion US Finance 8.875% 2/1/18		705,000	699,713
International Paper
7.30% 11/15/39		1,000,000	1,169,839
9.375% 5/15/19		2,385,000	3,062,686
#Kinross Gold 144A 6.875% 9/1/41		2,235,000	2,254,208
Lyondell Chemical 11.00% 5/1/18		2,505,000	2,802,469
*Momentive Performance Materials 11.50% 12/1/16		655,000	553,475
Mosaic 4.875% 11/15/41		4,820,000	4,950,043
Steel Dynamics 7.75% 4/15/16		420,000	444,150
Teck Resources 6.25% 7/15/41		4,205,000	4,864,524
			45,853,775
Brokerage – 1.71%
E Trade Financial PIK 12.50% 11/30/17		1,065,000	1,232,738
Jefferies Group
6.25% 1/15/36		1,930,000	1,664,891
6.45% 6/8/27		2,640,000	2,489,911
Lazard Group 6.85% 6/15/17		3,271,000	3,526,605
Nuveen Investments
10.50% 11/15/15		1,320,000	1,326,600
#144A 10.50% 11/15/15		620,000	616,900
			10,857,645
Capital Goods – 1.41%
Ball
7.125% 9/1/16		188,000	204,450
7.375% 9/1/19		282,000	308,790
Clean Harbors 7.625% 8/15/16		468,000	497,250
#Meccanica Holdings USA 144A 6.25% 7/15/19		1,365,000	1,300,781
#Odebrecht Finance 144A 6.00% 4/5/23		1,561,000	1,582,854
RSC Equipment Rental 10.25% 11/15/19		820,000	902,000
#Votorantim Cimentos 144A 7.25% 4/5/41		2,900,000	2,881,875
WMX Technologies 7.10% 8/1/26		1,025,000	1,290,737
			8,968,737
Communications – 10.14%
America Movil SAB 6.125% 3/30/40		2,615,000	3,111,021
*American Tower 5.90% 11/1/21		1,495,000	1,655,499
#Brasil Telecom 144A 9.75% 9/15/16	BRL	2,133,000	1,223,506
Cablevision Systems 8.625% 9/15/17	USD	280,000	305,200
#CC Holdings GS V 144A 7.75% 5/1/17		235,000	255,563
CenturyLink 6.45% 6/15/21		2,245,000	2,252,768
#Charter Communications Operating 144A 10.875% 9/15/14		705,000	763,163
#Clearwire Communications 144A 12.00% 12/1/15		2,190,000	1,883,400
Comcast 6.95% 8/15/37		5,072,000	6,412,549
*Cricket Communications 7.75% 10/15/20		735,000	630,263
Crown Castle International 9.00% 1/15/15		660,000	722,700
#Crown Castle Towers 144A 4.883% 8/15/20		2,000,000	2,048,144
CSC Holdings 8.50% 4/15/14		359,000	395,798
Deutsche Telekom International Finance 8.75% 6/15/30		1,335,000	1,886,514
#Digicel Group 144A
8.875% 1/15/15		1,050,000	1,068,375
10.50% 4/15/18		520,000	540,800
DIRECTV Holdings 6.375% 3/1/41		1,615,000	1,935,941
DISH DBS 7.875% 9/1/19		380,000	418,950
Entravision Communications 8.75% 8/1/17		340,000	339,150

Intelsat Bermuda 11.25% 2/4/17	1,180,000	1,174,100
Intelsat Jackson Holdings 11.25% 6/15/16	195,000	206,213
*PAETEC Holding 9.50% 7/15/15	400,000	419,000
Qwest 6.75% 12/1/21	2,205,000	2,348,325
Qwest Communications International 7.125% 4/1/18	700,000	719,250
Sprint Capital 6.875% 11/15/28	1,460,000	1,073,100
Telefonica Emisiones
5.134% 4/27/20	1,000,000	995,508
5.462% 2/16/21	3,280,000	3,330,309
Telesat Canada 11.00% 11/1/15	230,000	251,275
Time Warner Cable 5.50% 9/1/41	4,830,000	5,213,076
US West Communications 6.875% 9/15/33	3,510,000	3,505,612
Verizon Communications 4.75% 11/1/41	6,870,000	7,064,001
#VimpelCom Holdings 144A 7.504% 3/1/22	1,520,000	1,428,800
Virgin Media Secured Finance 6.50% 1/15/18	4,725,000	5,114,812
#Wind Acquisition Finance 144A 11.75% 7/15/17	3,045,000	3,029,775
#XM Satellite Radio 144A 13.00% 8/1/13	570,000	651,225
		64,373,685
Consumer Cyclical – 7.19%
CVS Caremark 5.75% 5/15/41	5,300,000	6,149,843
Darden Restaurants 4.50% 10/15/21	1,370,000	1,414,366
#Delphi 144A 6.125% 5/15/21	1,625,000	1,665,625
*Ford Motor 7.45% 7/16/31	1,125,000	1,344,375
Ford Motor Credit 5.00% 5/15/18	2,010,000	2,048,003
Harrah's Operating
*10.00% 12/15/18	1,085,000	823,244
11.25% 6/1/17	335,000	360,125
Home Depot 5.95% 4/1/41	4,500,000	5,468,792
Host Hotels & Resorts
6.00% 11/1/20	1,295,000	1,340,325
#144A 5.875% 6/15/19	1,130,000	1,149,775
*Macy's Retail Holdings 8.125% 7/15/15	150,000	173,953
MGM Resorts International
10.375% 5/15/14	90,000	100,800
11.125% 11/15/17	110,000	125,400
11.375% 3/1/18	1,580,000	1,726,150
13.00% 11/15/13	175,000	202,563
*OSI Restaurant Partners 10.00% 6/15/15	1,735,000	1,795,725
Quiksilver 6.875% 4/15/15	1,000,000	947,500
Ryland Group 8.40% 5/15/17	495,000	492,525
Sally Holdings 10.50% 11/15/16	290,000	307,038
Time Warner 5.375% 10/15/41	6,780,000	7,176,853
Wal-Mart Stores
4.875% 7/8/40	3,650,000	4,015,566
5.00% 10/25/40	3,375,000	3,852,259
Wyndham Worldwide 5.625% 3/1/21	2,880,000	2,958,615
		45,639,420
Consumer Non-Cyclical – 5.94%
Accellent 10.00% 11/1/17	120,000	108,600
Amgen 4.95% 10/1/41	2,252,000	2,462,398
Celgene 5.70% 10/15/40	4,895,000	5,508,744
Corn Products International 6.625% 4/15/37	2,950,000	3,376,765
Delhaize Group 5.70% 10/1/40	1,895,000	1,961,767
#HCA Holdings 144A 7.75% 5/15/21	570,000	572,850
#inVentiv Health 144A 10.00% 8/15/18	1,025,000	989,125
*McKesson 6.00% 3/1/41	1,450,000	1,865,473
#Mylan 144A 7.625% 7/15/17	1,530,000	1,698,300
#Pernod-Ricard 144A 4.45% 1/15/22	5,025,000	5,183,333
*Quest Diagnostics 5.75% 1/30/40	4,875,000	5,241,936
Sara Lee 4.10% 9/15/20	1,178,000	1,186,675
Smucker (J.M.) 3.50% 10/15/21	3,180,000	3,230,839
*Supervalu 7.50% 11/15/14	460,000	469,200
Thermo Fisher Scientific 3.60% 8/15/21	2,225,000	2,308,664
Tyson Foods 10.50% 3/1/14	1,290,000	1,502,850
		37,667,519

Electric – 9.34%
AES 8.00% 6/1/20	325,000	360,750
Ameren Illinois 9.75% 11/15/18	2,180,000	2,894,473
#American Transmission Systems 144A 5.25% 1/15/22	1,140,000	1,218,872
#Centrais Eletricas Brasileiras 144A 5.75% 10/27/21	2,055,000	2,147,475
CMS Energy 6.25% 2/1/20	440,000	470,539
#Enel Finance International 144A 6.00% 10/7/39	5,300,000	4,892,653
•FPL Group Capital
6.35% 10/1/66	2,000,000	1,973,048
6.65% 6/15/67	975,000	971,246
#Ipalco Enterprises 144A 5.00% 5/1/18	1,390,000	1,414,325
LG&E & KU Energy 3.75% 11/15/20	525,000	521,021
NRG Energy 7.375% 1/15/17	180,000	188,325
Pacific Gas & Electric 5.40% 1/15/40	6,790,000	7,934,128
•PPL Capital Funding 6.70% 3/30/67	4,780,000	4,617,829
PPL Electric Utilities 5.20% 7/15/41	2,800,000	3,295,883
Puget Sound Energy
*5.638% 4/15/41	1,585,000	1,920,310
•6.974% 6/1/67	2,495,000	2,481,460
South Carolina Electric & Gas 5.45% 2/1/41	8,335,000	9,757,225
*Southern California Edison 6.65% 4/1/29	2,310,000	2,965,134
•Wisconsin Energy 6.25% 5/15/67	4,405,000	4,365,981
Xcel Energy 4.80% 9/15/41	4,500,000	4,911,422
		59,302,099
Energy – 8.89%
#BG Energy Capital 144A 5.125% 10/15/41	5,675,000	5,960,639
BP Capital Markets 3.561% 11/1/21	1,495,000	1,519,058
Canadian Natural Resources 6.25% 3/15/38	1,425,000	1,793,196
Chesapeake Energy 7.25% 12/15/18	650,000	726,375
#ENI 144A 5.70% 10/1/40	3,450,000	3,757,743
Ensco 4.70% 3/15/21	2,000,000	2,108,386
#Hercules Offshore 144A 10.50% 10/15/17	595,000	597,975
#Korea National Oil 144A 4.00% 10/27/16	2,235,000	2,280,491
#Laredo Petroleum 144A 9.50% 2/15/19	1,910,000	2,034,150
Noble Energy
6.00% 3/1/41	4,095,000	4,780,311
*8.25% 3/1/19	625,000	823,441
Noble Holding International 6.05% 3/1/41	2,400,000	2,738,362
Petrobras International Finance
5.375% 1/27/21	3,280,000	3,483,130
6.75% 1/27/41	885,000	1,020,405
Petrohawk Energy 7.25% 8/15/18	3,900,000	4,485,000
*#Petroleos Mexicanos 144A 6.50% 6/2/41	2,998,000	3,245,335
Suncor Energy 6.85% 6/1/39	2,500,000	3,280,798
Talisman Energy 3.75% 2/1/21	1,625,000	1,606,160
Transocean 6.50% 11/15/20	1,745,000	1,949,491
Weatherford Bermuda 6.75% 9/15/40	4,290,000	5,022,023
Williams
7.75% 6/15/31	1,485,000	1,860,805
8.75% 3/15/32	1,000,000	1,365,233
		56,438,507
Finance Companies – 2.72%
FTI Consulting
6.75% 10/1/20	865,000	877,975
7.75% 10/1/16	375,000	392,813
General Electric Capital
4.65% 10/17/21	2,975,000	3,070,724
5.875% 1/14/38	5,845,000	6,294,930
•#ILFC E-Capital Trust I 144A 4.77% 12/21/65	1,000,000	688,380
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	1,250,000	912,500
International Lease Finance 6.25% 5/15/19	1,292,000	1,217,967
#IPIC GMTN 144A 5.50% 3/1/22	3,807,000	3,791,772
		17,247,061

Insurance – 5.36%
American International Group
•8.175% 5/15/58	1,825,000	1,767,969
8.25% 8/15/18	2,470,000	2,786,619
•Chubb 6.375% 3/29/67	2,555,000	2,580,550
Coventry Health Care 5.45% 6/15/21	4,875,000	5,352,779
#Highmark 144A 6.125% 5/15/41	4,510,000	4,784,871
•ING Groep 5.775% 12/29/49	3,200,000	2,552,000
•#Liberty Mutual Group 144A 7.00% 3/15/37	1,050,000	924,000
#MetLife Capital Trust IV 144A 7.875% 12/15/37	900,000	957,281
#MetLife Capital Trust X 144A 9.25% 4/8/38	3,530,000	4,147,750
Prudential Financial 5.625% 5/12/41	3,210,000	3,411,646
Transatlantic Holdings 8.00% 11/30/39	704,000	766,362
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	1,395,000	1,353,150
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32	2,705,000	2,650,900
		34,035,877
Natural Gas – 8.63%
*AGL Capital 5.875% 3/15/41	5,605,000	6,591,716
@Boston Gas 6.95% 12/1/23	200,000	241,896
El Paso Pipeline Partners Operating 7.50% 11/15/40	3,065,000	3,622,573
•Enbridge Energy Partners 8.05% 10/1/37	4,750,000	4,951,514
Energy Transfer Partners
6.05% 6/1/41	3,250,000	3,351,865
9.70% 3/15/19	1,535,000	1,899,983
Enterprise Products Operating
4.05% 2/15/22	560,000	580,504
•7.034% 1/15/68	3,020,000	3,114,484
#KeySpan Gas East 144A 5.819% 4/1/41	3,195,000	3,845,115
Kinder Morgan Energy Partners 6.95% 1/15/38	5,050,000	5,882,957
NiSource Finance
5.95% 6/15/41	4,000,000	4,508,572
6.25% 12/15/40	1,710,000	2,019,342
Plains All American Pipeline 6.65% 1/15/37	1,415,000	1,627,670
*Sempra Energy 6.00% 10/15/39	4,660,000	5,847,088
•TransCanada Pipelines 6.35% 5/15/67	3,940,000	4,020,191
Williams Partners 7.25% 2/1/17	2,220,000	2,640,732
		54,746,202
Real Estate – 1.72%
Developers Diversified Realty 7.875% 9/1/20	2,010,000	2,179,121
Digital Realty Trust 5.25% 3/15/21	2,270,000	2,220,616
Health Care REIT 6.50% 3/15/41	3,615,000	3,474,854
Regency Centers 5.875% 6/15/17	1,140,000	1,253,435
#WEA Finance 144A 4.625% 5/10/21	1,805,000	1,790,589
		10,918,615
Technology – 2.87%
Applied Materials 5.85% 6/15/41	2,970,000	3,563,727
Cisco Systems 5.50% 1/15/40	5,340,000	6,404,620
*First Data 11.25% 3/31/16	1,120,000	1,002,400
GXS Worldwide 9.75% 6/15/15	1,320,000	1,234,200
Hewlett-Packard 4.375% 9/15/21	2,275,000	2,391,289
*Xerox 4.50% 5/15/21	3,490,000	3,641,211
		18,237,447
Transportation – 1.87%
Burlington Northern Santa Fe 4.95% 9/15/41	5,580,000	5,980,678
CSX
4.75% 5/30/42	4,575,000	4,698,003
5.50% 4/15/41	1,045,000	1,194,747
		11,873,428
Total Corporate Bonds (cost $505,470,956)		535,872,587

Municipal Bonds – 5.51%
Chicago, Illinois O'Hare International Airport Taxable Build America Bond Series B 6.395% 1/1/40		3,800,000	4,537,428
Hudson, New York Yards Infrastructure Revenue Series A 5.25% 2/15/47		2,500,000	2,543,000
Long Island Power Authority, New York Electric System Revenue Taxable Build America Bond 5.85% 5/1/41		3,600,000	4,098,636
Los Angeles, California Department of Water & Power Revenue Taxable Build America Bond 6.574% 7/1/45		2,225,000	2,905,583
Massachusetts Development Finance Agency Revenue (Harvard University) Series B-1 5.00% 10/15/40		3,975,000	4,444,527
Metropolitan Transportation Authority, New York Taxable Build America Bond (Dedicated Tax Fund)
Series A2 6.089% 11/15/40		3,205,000	3,825,744
Series C-1 6.687% 11/15/40		3,000,000	3,602,970
Oregon Department of Transportation Highway User Revenue Taxable Build America Bond
(Subordinate Lien Direct Payment) Series A 5.834% 11/15/34		1,605,000	1,962,674
San Francisco Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bond
Series S3 6.907% 10/1/50		1,485,000	1,933,841
State of California 5.00% 10/1/41		2,500,000	2,500,850
Triborough Bridge & Tunnel Authority, New York Revenue Taxable Build America Bond
Series A-2 5.45% 11/15/32		2,310,000	2,598,981
Total Municipal Bonds (cost $30,309,187)			34,954,234

Regional Bonds – 0.35%Δ
Australia – 0.25%
New South Wales Treasury 6.00% 4/1/19	AUD	428,000	484,699
Queensland Treasury 6.25% 6/14/19	AUD	968,000	1,106,591
			1,591,290
Canada – 0.10%
Quebec Province 4.25% 12/1/21	CAD	584,000	630,853
			630,853
Total Regional Bond (cost $2,167,314)			2,222,143

«Senior Secured Loans – 2.54%
Alliance HealthCare Services 7.25% 6/1/16	USD	408,738	370,055
Burlington Coat Factory Warehouse Tranche B 6.25% 2/10/17		787,030	772,273
Cengage Learning Acquisitions 7.50% 7/7/14		232,836	224,104
Chester Downs & Marina 12.375% 12/31/16		332,494	334,849
Chrysler Group 6.00% 4/28/17		1,396,500	1,316,201
Delta Air Lines Tranche B 5.50% 3/29/17		897,750	876,805
Frac Tech International Tranche B 6.25% 4/19/16		1,845,000	1,838,081
GenOn Energy Tranche B 6.00% 6/20/17		1,440,000	1,442,340
Goodman Global Tranche B 5.75% 10/28/16		372,333	372,856
Immucor Tranche B 7.25% 7/2/18		1,215,000	1,224,416
Kinetic Concepts Tranche B 7.00% 1/12/18		2,125,000	2,136,423
Level 3 Financing Tranche B 11.50% 3/13/14		970,000	1,012,845
MGM Resorts International Tranche E 7.00% 2/21/14		1,895,000	1,852,069
Nuveen Investment 2nd Lien 12.50% 7/9/15		620,000	644,025
Reynolds Group Holdings 6.50% 7/7/18		1,255,000	1,252,873
Univision Communications 4.489% 3/29/17		495,381	451,857
Total Senior Secured Loans (cost $16,174,081)			16,122,072

Sovereign Bonds – 2.29%Δ
Australia – 0.20%
Australian Government Inflation-Linked Bond 4.00% 8/20/15	AUD	697,000	1,296,521
			1,296,521
Canada – 0.13%
Canadian Government Bond
3.75% 6/1/19	CAD	418,000	468,865
4.00% 6/1/41	CAD	303,000	364,608
			833,473
Chile – 0.21%
Chile Government International Bond 5.50% 8/5/20	CLP	606,000,000	1,309,526
			1,309,526
Germany – 0.03%
Deutschland Republic 2.25% 9/4/20	EUR	132,000	187,487
			187,487

Indonesia – 0.30%
Indonesia Treasury Bond 11.00% 11/15/20	IDR	12,641,000,000	1,885,675
			1,885,675
Lithuania – 0.06%
#Lithuania Government International Bond 144A 6.125% 3/9/21	USD	394,000	407,790
			407,790
Poland – 0.96%
Poland Government International Bond
5.00% 3/23/22		3,807,000	3,764,171
5.125% 4/21/21		2,260,000	2,310,850
			6,075,021
Republic of Korea – 0.22%
Korea Treasury Inflation-Linked Bond 2.75% 6/10/20	KRW	1,356,355,951	1,398,813
			1,398,813
Russia – 0.18%
Russia-Eurobond 7.50% 3/31/30	USD	968,600	1,150,213
			1,150,213
Total Sovereign Bonds (cost $13,864,291)			14,544,519

U.S. Treasury Obligations – 1.46%
U.S. Treasury Bonds
3.50% 2/15/39		1,455,000	1,539,118
∞4.375% 5/15/41		3,135,000	3,848,702
U.S. Treasury Note 2.125% 8/15/21		775,000	771,734
^∞U.S. Treasury Strip Principal 4.991% 8/15/41		8,505,000	3,112,626
Total U.S. Treasury Obligations (cost $9,352,298)			9,272,180

		Number of
		Shares
Preferred Stock – 0.73%
Alabama Power 5.625%		16,200	409,050
Ally Financial
•∏8.50%		50,000	970,000
#144A 7.00%		2,175	1,622,210
•PNC Financial Services Group 8.125%		1,615,000	1,647,874
Total Preferred Stock (cost $5,215,229)			4,649,134

		Number of
		Contracts
Purchased Options – 0.06%
Put Options – 0.01%
SPX, strike price $1,100, expires 12/17/11		16	20,320
SPX, strike price $1,150, expires 12/17/11		8	13,600
			33,920

		Notional
		Amount°
Put Swaptions – 0.05%
10-Yr IRS, strike price 5.23%, expires 1/9/14	USD	4,000,000	48,906
30-Yr IRS, strike price 4.813%, expires 1/9/14		8,000,000	272,792
			321,698
Total Purchased Options (cost $1,129,670)			355,618

		Principal
		Amount°
Short-Term Investments – 1.51%
≠Discount Notes – 1.10%
Federal Home Loan Bank
0.003% 11/30/11	USD	6,089,170	6,089,121
0.01% 12/23/11		882,040	882,028
			6,971,149
Repurchase Agreement – 0.41%
BNP Paribas 0.08%, dated 10/31/11, to be
repurchased on 11/1/11, repurchase price $2,603,006
(collateralized by U.S. government obligations 0.25%-4.625%
2/29/12-2/15/21, market value $2,655,060)		2,603,000	2,603,000
			2,603,000
Total Short-Term Investments (cost $9,574,183)			9,574,149

Total Value of Securities Before Securities Lending Collateral – 99.83%
(cost $599,288,880)		633,575,597

	Number of
	Shares
Securities Lending Collateral ** – 2.82%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	45,017	43,608
Delaware Investments Collateral Fund No.1	17,863,316	17,863,316
†@Mellon GSL Reinvestment Trust II	96,378	0
Total Securities Lending Collateral (cost $18,004,711)		17,906,924

Total Value of Securities – 102.65%
(cost $617,293,591)		651,482,521 ©

	Number of
	Contracts
Written Options – 0.00%
Put Options – 0.00%
SPX, strike price $875, expires 12/17/11 (MSC)	(16)	(2,240)
SPX, strike price $950, expires 12/17/11 (MSC)	(8)	(2,704)
Total Written Options (premium received $(41,220))		(4,944)

Obligation to Return Securities Lending Collateral** – (2.84%)		(18,004,711)
Receivables and Other Assets Net of Other Liabilities – 0.19%		1,221,082
Net Assets Applicable to 95,149,301 Shares Outstanding – 100.00%		$634,693,948

°Principal amount is stated in the currency in which each security is denominated.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2011, the aggregate amount of Rule 144A securities was $101,872,628, which represented 16.05% of the Fund’s net assets. See Note 5 in "Notes."
ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2011.
•Variable rate security. The rate shown is the rate as of October 31, 2011. Interest rates reset periodically.
@Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $1,367,279, which represented 0.22% of the Fund’s net assets. See Note 5 in “Notes.”
*Fully or partially on loan.
ΔSecurities have been classified by country of origin.
«Senior secured loans generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2011.
∞Fully or partially pledged as collateral for futures contracts.
^Zero coupon security. The rate shown is the yield at the time of purchase.
∏Restricted security. This investment is in a security not registered under the Securities Act of 1933, as amended, and has certain restrictions on resale which may limit its liquidity. At October 31, 2011, the aggregate amount of the restricted security was $970,000, which represented 0.15% of the Fund’s net assets. See Note 5 in “Notes."
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in “Notes” for additional information on securities lending collateral.
†Non income producing security.
©Includes $17,528,894 of securities loaned.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2011:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	EUR	(774,643)	USD	1,095,872	12/9/11	24,026
BCLY	AUD	(2,974,259)	USD	3,160,567	12/9/11	39,184
BCLY	EUR	(4,781,110)	USD	6,764,577	12/9/11	149,128
GSC	GBP	768,904	USD	(1,237,882)	12/9/11	(2,066)
HSBC	AUD	522,505	USD	(556,677)	12/9/11	(8,326)
HSBC	EUR	(2,553,455)	USD	3,614,339	12/9/11	81,215
JPMC	EUR	(443,000)	USD	627,044	12/9/11	14,081
MSC	EUR	(406,648)	USD	575,216	12/9/11	12,552
						$309,794

Futures Contracts

					Unrealized
Contracts		Notional	Notional		Appreciation
to Buy (Sell)		Costs (Proceeds)	Value	Expiration Date	(Depreciation)
(498)	U.S. Treasury 10 yr Note	$(64,178,779)	$(64,273,125)	12/20/11	$(94,346)
865	U.S. Treasury Long Bond	117,612,571	120,262,031	12/20/11	2,649,460
400	U.S. Treasury Ultra Term Bond	57,001,132	60,950,000	12/20/11	3,948,868
		$110,434,924			$6,503,982

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	ITRAXX Europe Subordinate
	Financials 16.1 5 yr CDS	EUR	1,100,000	5.00%	12/20/16	$(62,733)
BAML	Kingdom of Spain 5 yr CDS	USD	1,730,000	1.00%	6/20/16	76,825
BCLY	Kingdom of Spain 5 yr CDS		1,027,000	1.00%	3/20/16	(3,335)
JPMC	ITRAXX Europe Subordinate
	Financials 16.1 5 yr CDS	EUR	1,860,000	5.00%	12/20/16	(148,002)
JPMC	MeadWestvaco 5 yr CDS	USD	2,600,000	1.00%	12/20/16	(57,881)
JPMC	Republic of France 5 yr CDS		1,631,000	0.25%	9/20/16	5,952
JPMC	Republic of Italy 5 yr CDS		1,631,000	1.00%	9/20/16	58,763
MSC	Citigroup 5 yr CDS		1,500,000	1.00%	12/20/16	(6,269)
MSC	Commonwealth of Australia
	5 yr CDS		1,975,000	1.00%	12/20/16	(40,273)
MSC	Japan 5 yr CDS		1,390,000	1.00%	9/20/16	(11,332)
MSC	People’s Republic of China
	5 yr CDS		2,975,000	1.00%	12/20/16	(108,746)
MSC	Republic of France 5 yr CDS		1,498,000	0.25%	12/20/16	(16,482)
						$(313,513)

	Protection Sold / Moody’s Rating:
JPMC	Georgia Pacific 5 yr CDS / Baa		2,600,000	1.00%	12/20/16	$57,141
JPMC	Tyson Foods CDS / Ba		1,100,000	1.00%	3/20/16	20,250
MSC	General Electric Capital
	5 yrs CDS / Aa		1,500,000	1.00%	12/20/16	53,401
						$130,792
Total						$(182,721)

Inflation Swap Contract

			Unrealized
Notional	Expiration		Appreciation
Value	Date	Description	(Depreciation)
$7,870,000	2/29/16	Agreement with Barclays to receive the	$(104,306)
		notional amount multiplied by the non-revised
		5 yr zero coupon CPI-U and to pay the notional amount
		multiplied by the fixed rate of 2.555%.

The use of foreign currency exchange contracts, futures contracts, options contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of abbreviations:
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays
BRL – Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
CLP – Chilean Peso
CPI-U – Consumer Price Index-Urban
EUR – European Monetary Unit
GBP – British Pound Sterling
GSC – Goldman Sachs Capital
HSBC – Hong Kong Shanghai Bank
IDR – Indonesia Rupiah
IRS – Interest Rate Swap
JPMC – JPMorgan Chase Bank
KRW – South Korean Won
MSC – Morgan Stanley Capital
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
SPX –- S&P 500 Index
USD – United States Dollar
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds - Delaware Extended Duration Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices of the contracts, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally, as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2008–July 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2011.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gains on investments, if any, at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$617,976,951
Aggregate unrealized appreciation	$39,882,024
Aggregate unrealized depreciation	(6,376,454)
Net unrealized appreciation	$33,505,570

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities	$-	$114,143	$-	$114,143
Corporate Debt	-	557,889,477	-	557,889,477
Foreign Debt	-	16,766,662	-	16,766,662
Municipal Bonds	-	34,954,234	-	34,954,234
U.S. Treasury Obligations	-	9,272,180	-	9,272,180
Preferred Stock	1,379,050	3,270,084	-	4,649,134
Purchased Options	33,920	-	321,698	355,618
Short-Term Investments	2,603,000	6,971,149	-	9,574,149
Securities Lending Collateral	-	17,906,924	-	17,906,924
Total	$4,015,970	$647,144,853	$321,698	$651,482,521

Foreign Currency Exchange Contracts	$-	$309,794	$-	$309,794
Futures Contracts	$6,503,982	$-	$-	$6,503,982
Swap Contracts	$-	$(182,721)	$(104,306)	$(287,027)
Written Options	$(4,944)	$-	$-	$(4,944)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Foreign	Purchased
	Debt	Options	Total
Balance as of 7/31/11	$1,496,277	$710,851	$2,207,128
Sales	(1,488,362)	-	(1,488,362)
Net realized gain	103,422	-	103,422
Net change in unrealized
appreciation/depreciation	(111,337)	(389,153)	(500,490)
Balance as of 10/31/11	$-	$321,698	$321,698

Net change in unrealized
appreciation/depreciation from
investments still held as of 10/31/11	$-	$(117,604)	$(117,604)

	Swap
	Contracts
Balance as of 7/31/11	$75,554
Net change in unrealized
appreciation/depreciation	(179,860)
Balance as of 10/31/11	$(104,306)

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/11	$(179,860)

During the period ended October 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the period ended October 31, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Transactions in written options during the period ended October 31, 2011 were as follows:

	Number of contracts	Premiums
Options outstanding at July 31, 2011	17	$11,643
Options written	450	186,459
Options expired	(9)	(7,670)
Options terminated in closing
purchase transactions	(434)	(149,212)
Options outstanding at October 31, 2011	24	$41,220

Swap Contracts — The Fund may enter into interest rate swap contracts, index swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended October 31, 2011, the Funds entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At October 31, 2011, the net unrealized depreciation of CDS was $182,721. As of October 31, 2011, the Fund had posted $960,000 in cash as collateral for open CDS contracts. If a credit event had occurred for all swap transactions where collateral posting was required as of October 31, 2011, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received EUR 2,960,000 and USD 12,757,000 less the value of the contracts' related reference obligations. The Fund received $1,190,000 in securities collateral and $600,000 in cash collateral for open CDS contracts.

As disclosed in the footnotes to the schedule of investments, at October 31, 2011, the notional value of the protection sold was $5,200,000 which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At October 31, 2011, the net unrealized appreciation of the protection sold was $130,792.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of October 31, 2011 was as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of Investments		Schedule of Investments
	Location	Fair Value	Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of other liabilities	$311,860	Receivables and other assets net of other liabilities	$(2,066)

Interest rate contracts (Futures contracts)	Receivables and other assets net of other liabilities	6,503,982	Receivables and other assets net of other liabilities	-

Equity contracts (Written options)	Written options, at value	-	Written options, at value	(4,944)

Interest and credit contracts (Swap contracts)	Receivables and other assets net of other liabilities	14,092	Receivables and other assets net of other liabilities	(301,119)

Total		$6,829,934		$(308,129)

The effect of derivative instruments on the statement of operations for the period ended October 31, 2011 was as follows:

			Change in Unrealized
			Appreciation or
			Depreciation on
	Location of Gain or Loss	Realized Gain or Loss	Derivatives
	on Derivatives	on Derivatives	Recognized in
	Recognized in Income	Recognized in Income	Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(856,019)	$240,479

Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	7,865,821	5,163,637

Equity contracts (Written options)	Net realized loss on options contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(266,688)	15,456

Interest and credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	500,323	(1,160,954)

Total		$7,243,437	$4,258,618

The volume of derivative transactions varied throughout the period. Information about derivative transactions reflected is as of the date of this report and generally similar to the volume of derivative activity for the period ended October 31, 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2011, the value of securities on loan was $17,528,894, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2011, the value of invested collateral was $17,906,924. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's and Baa3 by Moody's Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to October 31, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware High-Yield Opportunities Fund

October 31, 2011

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Corporate Bonds – 87.88%
Automotive – 4.74%
American Axle & Manufacturing
7.75% 11/15/19	$1,850,000	$1,863,875
*7.875% 3/1/17	2,484,000	2,527,470
ArvinMeritor
8.125% 9/15/15	2,019,000	1,918,050
10.625% 3/15/18	1,257,000	1,304,138
#Chrysler Group 144A 8.25% 6/15/21	6,925,000	6,371,000
Dana Holding 6.75% 2/15/21	1,368,000	1,395,360
Ford Motor Credit 12.00% 5/15/15	1,971,000	2,488,630
#International Automotive Components Group 144A 9.125% 6/1/18	1,860,000	1,841,400
#Jaguar Land Rover 144A 8.125% 5/15/21	2,740,000	2,712,600
#Pinafore 144A 9.25% 10/1/18	1,684,000	1,843,980
		24,266,503
Banking – 3.60%
BAC Capital Trust VI 5.625% 3/8/35	4,740,000	3,731,134
•Fifth Third Capital Trust IV 6.50% 4/15/37	3,266,000	3,208,845
•#HBOS Capital Funding 144A 6.071% 6/29/49	5,295,000	3,759,450
•Regions Financing Trust ll 6.625% 5/15/47	4,400,000	3,630,000
•SunTrust Capital VIII 6.10% 12/15/36	4,170,000	4,120,489
		18,449,918
Basic Industry – 12.65%
*AK Steel 7.625% 5/15/20	2,321,000	2,181,740
#Algoma Acquisition 144A 9.875% 6/15/15	2,694,000	2,195,610
#APERAM 144A 7.75% 4/1/18	2,095,000	1,854,075
#Appleton Papers 144A 10.50% 6/15/15	1,112,000	1,117,560
*Associated Materials 9.125% 11/1/17	1,733,000	1,585,695
#Building Materials Corporation of America 144A 6.75% 5/1/21	2,760,000	2,870,400
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	5,252,000	4,214,729
#FMG Resources August 2006 144A 7.00% 11/1/15	1,846,000	1,855,230
Headwaters 7.625% 4/1/19	2,706,000	2,367,750
Hexion US Finance 9.00% 11/15/20	1,413,000	1,239,908
#Ineos Group Holdings 144A 8.50% 2/15/16	4,345,000	3,693,250
Interface 7.625% 12/1/18	1,735,000	1,826,088
#International Wire Group Holdings 144A 9.75% 4/15/15	2,060,000	2,111,500
James River Coal 7.875% 4/1/19	2,499,000	2,136,645
#JMC Steel Group 144A 8.25% 3/15/18	2,777,000	2,763,115
#Kinove German Bondco 144A 9.625% 6/15/18	2,295,000	2,226,150
#Longview Fibre Paper & Packaging 144A 8.00% 6/1/16	2,735,000	2,789,700
#MacDermid 144A 9.50% 4/15/17	2,872,000	2,742,760
*#Masonite International 144A 8.25% 4/15/21	2,635,000	2,615,238
#Millar Western Forest Products 144A 8.50% 4/1/21	1,610,000	1,231,650
Momentive Performance Materials 9.00% 1/15/21	4,622,000	3,928,699
#Murray Energy 144A 10.25% 10/15/15	2,162,000	2,129,570
Norcraft Finance 10.50% 12/15/15	2,891,000	2,804,270
#Nortek 144A 8.50% 4/15/21	2,680,000	2,391,900
*Ply Gem Industries 13.125% 7/15/14	2,253,000	2,264,265
Polypore International 7.50% 11/15/17	2,407,000	2,467,175
=@PT Holdings 12.431% 8/27/12	983,851	447,652
Ryerson
•7.629% 11/1/14	844,000	780,700
12.00% 11/1/15	1,939,000	1,987,475
		64,820,499
Capital Goods – 5.11%
Berry Plastics
9.75% 1/15/21	2,428,000	2,440,140
*10.25% 3/1/16	1,699,000	1,673,515
#DAE Aviation Holdings 144A 11.25% 8/1/15	2,517,000	2,655,435
Kratos Defense & Security Solutions 10.00% 6/1/17	2,425,000	2,522,000
Mueller Water Products 7.375% 6/1/17	2,721,000	2,408,085
Pregis 12.375% 10/15/13	2,459,000	2,249,985
#Reynolds Group Issuer 144A
8.25% 2/15/21	820,000	756,450
9.00% 4/15/19	3,811,000	3,696,670
9.875% 8/15/19	4,850,000	4,874,250
#Sealed Air 144A
8.125% 9/15/19	530,000	576,375
8.375% 9/15/21	740,000	802,900
TriMas 9.75% 12/15/17	1,436,000	1,543,700
		26,199,505

Consumer Cyclical – 5.02%
Brown Group 7.125% 5/15/19	2,160,000	1,987,200
#Burlington Coat Factory Warehouse 144A 10.00% 2/15/19	2,614,000	2,600,930
*CKE Restaurants 11.375% 7/15/18	1,811,000	1,955,880
Dave & Buster's 11.00% 6/1/18	2,756,000	2,907,580
DineEquity 9.50% 10/30/18	3,232,000	3,442,079
Express 8.75% 3/1/18	1,395,000	1,503,113
Hanesbrands 6.375% 12/15/20	2,000,000	2,030,000
#Icon Health & Fitness 144A 11.875% 10/15/16	946,000	799,370
*Levi Strauss 7.625% 5/15/20	1,300,000	1,335,750
*OSI Restaurant Partners 10.00% 6/15/15	2,145,000	2,220,075
*Quiksilver 6.875% 4/15/15	2,917,000	2,763,858
Tops Holding 10.125% 10/15/15	1,065,000	1,091,625
Yankee Candle 9.75% 2/15/17	1,079,000	1,057,420
		25,694,880
Consumer Non-Cyclical – 3.07%
#Armored Autogroup 144A 9.25% 11/1/18	2,673,000	2,392,335
#Blue Merger Sub 144A 7.625% 2/15/19	2,592,000	2,475,360
*Dean Foods 7.00% 6/1/16	1,200,000	1,212,000
NBTY 9.00% 10/1/18	2,859,000	3,084,146
*Pinnacle Foods Finance 10.625% 4/1/17	2,831,000	2,944,240
*Visant 10.00% 10/1/17	1,373,000	1,338,675
#Viskase 144A 9.875% 1/15/18	2,204,000	2,259,100
		15,705,856
Energy – 9.93%
American Petroleum Tankers 10.25% 5/1/15	1,881,000	1,942,133
Antero Resources Finance 9.375% 12/1/17	2,290,000	2,541,900
#Calumet Specialty Products Partners 144A 9.375% 5/1/19	2,735,000	2,639,275
Chaparral Energy 8.25% 9/1/21	4,017,000	4,107,382
Chesapeake Energy
6.625% 8/15/20	755,000	822,006
6.875% 11/15/20	278,000	306,495
7.25% 12/15/18	133,000	148,628
Comstock Resources 7.75% 4/1/19	2,585,000	2,546,225
Copano Energy 7.75% 6/1/18	1,381,000	1,450,050
Crosstex Energy 8.875% 2/15/18	1,622,000	1,727,430
#Helix Energy Solutions Group 144A 9.50% 1/15/16	2,983,000	3,147,064
#Hercules Offshore 144A 10.50% 10/15/17	2,219,000	2,230,095
#Hilcorp Energy I 144A 8.00% 2/15/20	2,264,000	2,445,120
#Laredo Petroleum 144A 9.50% 2/15/19	2,845,000	3,029,924
Linn Energy
8.625% 4/15/20	1,730,000	1,915,975
#144A 6.50% 5/15/19	865,000	873,650
#NFR Energy 144A 9.75% 2/15/17	3,524,000	3,136,360
#Oasis Petroleum 144A 7.25% 2/1/19	2,121,000	2,248,260
Offshore Group Investments
11.50% 8/1/15	1,906,000	2,087,070
#144A 11.50% 8/1/15	255,000	279,225
PetroHawk Energy 7.25% 8/15/18	1,800,000	2,070,000
Petroleum Development 12.00% 2/15/18	2,303,000	2,510,270
Pioneer Drilling 9.875% 3/15/18	1,022,000	1,067,990
*Quicksilver Resources 7.125% 4/1/16	2,706,000	2,695,853
SandRidge Energy
8.75% 1/15/20	429,000	445,088
#144A 7.50% 3/15/21	2,506,000	2,430,820
		50,844,288
Financial Services – 2.22%
E Trade Financial PIK 12.50% 11/30/17	1,868,000	2,162,210
•#ILFC E-Capital Trust I 144A 4.77% 12/21/65	2,460,000	1,693,415
*•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	4,420,000	3,226,600
Nuveen Investments 10.50% 11/15/15	4,290,000	4,311,450
		11,393,675
Healthcare – 5.91%
Accellent 10.00% 11/1/17	1,175,000	1,063,375
#AMGH Merger Sub 144A 9.25% 11/1/18	2,440,000	2,549,800
Community Health Systems 8.875% 7/15/15	2,370,000	2,432,213
DJO Finance 9.75% 10/15/17	3,259,000	2,696,823
HCA 7.50% 2/15/22	2,840,000	2,903,900
*HealthSouth 7.75% 9/15/22	533,000	535,665
#Immucor 144A 11.125% 8/15/19	1,080,000	1,123,200
#inVentiv Health 144A 10.00% 8/15/18	1,733,000	1,672,345
#Kinetic Concepts 144A 10.50% 11/1/18	750,000	760,313
Lantheus Medical Imaging 9.75% 5/15/17	3,422,000	3,148,239
LVB Acquisition 11.625% 10/15/17	2,258,000	2,472,510
#Multiplan 144A 9.875% 9/1/18	2,637,000	2,729,295
Radiation Therapy Services 9.875% 4/15/17	2,278,000	1,907,825
Radnet Management 10.375% 4/1/18	1,879,000	1,700,495
#STHI Holding 144A 8.00% 3/15/18	2,533,000	2,596,325
		30,292,323
Insurance – 2.26%
•American International Group 8.175% 5/15/58	3,416,000	3,309,250
•ING Groep 5.775% 12/29/49	4,518,000	3,603,105
•#Liberty Mutual Group 144A 7.00% 3/15/37	2,698,000	2,374,240
•XL Group 6.50% 12/31/49	2,700,000	2,295,000
		11,581,595

Media – 6.63%
Affinion Group 7.875% 12/15/18	2,907,000	2,565,428
#AMC Networks 144A 7.75% 7/15/21	2,675,000	2,915,749
#AMO Escrow 144A 11.50% 12/15/17	1,255,000	1,135,775
*Cablevision Systems 8.00% 4/15/20	1,153,000	1,222,180
CCO Holdings
7.00% 1/15/19	284,000	296,070
*8.125% 4/30/20	2,199,000	2,391,413
Clear Channel Communications 9.00% 3/1/21	2,684,000	2,402,180
DISH DBS 6.75% 6/1/21	2,350,000	2,438,125
Entravision Communications 8.75% 8/1/17	1,970,000	1,965,075
MDC Partners
11.00% 11/1/16	2,275,000	2,474,063
#144A 11.00% 11/1/16	1,260,000	1,357,650
Nexstar Broadcasting 8.875% 4/15/17	2,039,000	2,079,780
*#Ono Finance II 144A 10.875% 7/15/19	3,541,000	3,204,604
#UPC Holding 144A 9.875% 4/15/18	2,072,000	2,263,660
Virgin Media Finance 8.375% 10/15/19	1,249,000	1,395,758
WMG Acquisition 9.50% 6/15/16	1,590,000	1,693,350
#XM Satellite Radio 144A 7.625% 11/1/18	1,999,000	2,163,918
		33,964,778
Services – 10.20%
*#ARAMARK Holdings PIK 144A 8.625% 5/1/16	3,525,000	3,674,812
Beazer Homes USA
9.125% 6/15/18	723,000	520,560
9.125% 5/15/19	2,954,000	2,112,110
Cardtronics 8.25% 9/1/18	997,000	1,059,313
Casella Waste Systems 7.75% 2/15/19	1,571,000	1,516,015
*#Delta Air Lines 144A 12.25% 3/15/15	1,931,000	2,095,135
#Equinox Holdings 144A 9.50% 2/1/16	1,904,000	1,932,560
*Harrah's Operating 10.00% 12/15/18	5,781,000	4,386,333
Iron Mountain 8.375% 8/15/21	795,000	836,738
Kansas City Southern de Mexico
6.125% 6/15/21	850,000	892,500
8.00% 2/1/18	1,654,000	1,852,480
Kansas City Southern Railway 13.00% 12/15/13	1,000	1,144
*Marina District Finance 9.875% 8/15/18	830,000	823,775
*MGM Resorts International 11.375% 3/1/18	6,476,000	7,075,029
M/I Homes 8.625% 11/15/18	3,824,000	3,460,720
Peninsula Gaming 10.75% 8/15/17	1,295,000	1,340,325
PHH 9.25% 3/1/16	3,280,000	3,394,800
*Pinnacle Entertainment 8.75% 5/15/20	2,345,000	2,380,175
RSC Equipment Rental
8.25% 2/1/21	3,016,000	3,076,320
10.25% 11/15/19	164,000	180,400
#Seven Seas Cruises 144A 9.125% 5/15/19	3,325,000	3,408,125
Standard Pacific 10.75% 9/15/16	908,000	944,320
Swift Services Holdings 10.00% 11/15/18	1,115,000	1,159,600
*#Swift Transportation 144A 12.50% 5/15/17	1,509,000	1,475,048
#United Air Lines 144A 12.00% 11/1/13	2,495,000	2,638,463
		52,236,800
Technology & Electronics – 4.79%
Advanced Micro Devices 7.75% 8/1/20	2,575,000	2,626,500
Aspect Software 10.625% 5/15/17	2,135,000	2,167,025
Avaya
9.75% 11/1/15	420,000	373,800
#144A 7.00% 4/1/19	850,000	820,250
PIK 10.125% 11/1/15	1,515,000	1,352,138
CDW 12.535% 10/12/17	2,215,000	2,137,475
*First Data 11.25% 3/31/16	5,392,000	4,825,840
*GXS Worldwide 9.75% 6/15/15	2,171,000	2,029,885
*#iGate 144A 9.00% 5/1/16	2,660,000	2,660,000
MagnaChip Semiconductor 10.50% 4/15/18	1,540,000	1,582,350
#MedAssets 144A 8.00% 11/15/18	1,205,000	1,186,925
#Seagate HDD Cayman 144A 7.75% 12/15/18	2,649,000	2,781,450
		24,543,638
Telecommunications – 9.68%
#Clearwire Communications 144A 12.00% 12/1/15	5,085,000	4,373,100
#Columbus International 144A 11.50% 11/20/14	2,800,000	2,926,000
*Cricket Communications 7.75% 10/15/20	2,374,000	2,035,705
#Digicel Group 144A
8.875% 1/15/15	1,165,000	1,185,388
10.50% 4/15/18	2,219,000	2,307,760
#EH Holding 144A 7.625% 6/15/21	2,190,000	2,277,600
#Integra Telecom Holdings 144A 10.75% 4/15/16	2,025,000	1,792,125
Intelsat Bermuda
11.25% 2/4/17	4,310,000	4,288,450
PIK 11.50% 2/4/17	3,708,300	3,717,571
Intelsat Jackson Holdings 11.25% 6/15/16	1,700,000	1,797,750
Level 3 Communications 11.875% 2/1/19	2,200,000	2,403,500
*Level 3 Financing 10.00% 2/1/18	2,456,000	2,615,640
NII Capital 7.625% 4/1/21	1,356,000	1,403,460

PAETEC Holding 9.875% 12/1/18	1,720,000	1,900,600
*#Satmex Escrow 144A 9.50% 5/15/17	1,330,000	1,369,900
Sprint Capital 8.75% 3/15/32	2,479,000	2,069,965
Syniverse Holdings 9.125% 1/15/19	2,175,000	2,272,875
Telesat Canada 12.50% 11/1/17	1,343,000	1,505,839
West 7.875% 1/15/19	2,605,000	2,657,100
#Wind Acquisition Finance 144A 11.75% 7/15/17	4,730,000	4,706,349
		49,606,677
Utilities – 2.07%
#Calpine 144A
7.50% 2/15/21	1,625,000	1,714,375
7.875% 1/15/23	1,050,000	1,113,000
Elwood Energy 8.159% 7/5/26	1,326,373	1,253,422
*GenOn Energy 9.50% 10/15/18	1,094,000	1,159,640
*Mirant Americas 8.50% 10/1/21	2,862,000	2,819,070
#NRG Energy 144A 7.875% 5/15/21	2,500,000	2,537,500
		10,597,007
Total Corporate Bonds (cost $456,586,221)		450,197,942

«Senior Secured Loans – 2.55%
Brock Holdings III 10.00% 2/15/18	925,000	860,250
Clear Channel Communication Tranche B 3.89% 1/29/16	2,975,000	2,341,563
Dynegy Power 1st Lien 9.25% 8/5/16	2,465,000	2,470,287
PQ 6.74% 7/30/15	2,504,000	2,243,584
Texas Competitive Electric Holdings 3.76% 10/10/14	6,870,000	5,142,951
Total Senior Secured Loans (cost $13,258,231)		13,058,635

	Number of
	Shares
Common Stock – 0.39%
†Alliance HealthCare Service	107,528	119,356
=∏†Avado Brands	10,210	0
=†Century Communications	4,250,000	0
†Delta Air Lines	266	2,266
†DIRECTV Class A	19,150	870,559
†Flextronics International	49,950	327,922
†GenOn Energy	5,032	15,348
†GeoEye	7,900	265,203
*†Mobile Mini	22,073	400,404
=†∏PT Holdings	3,285	33
Total Common Stock (cost $5,237,421)		2,001,091

Preferred Stock – 1.82%
Ally Financial
•∏8.50%	50,000	970,000
#144A 7.00%	8,000	5,966,750
•GMAC Capital Trust I 8.125%	115,000	2,410,400
=†PT Holdings	657	0
Total Preferred Stock (cost $10,435,152)		9,347,150

Warrant – 0.00%
=∏@PT Holdings	657	7
Total Warrant (cost $15,768)		7

	Principal
	Amount (U.S. $)
Short-Term Investments – 5.32%
Repurchase Agreements – 5.32%
BNP Paribas 0.08%, dated 10/31/11, to be
repurchased on 11/1/11, repurchase price $27,238,061
(collateralized by U.S. government obligations 0.25%-4.625%
2/29/12-2/15/21, market value $27,782,760)	$27,238,000	27,238,000
Total Short-Term Investment (cost $27,238,000)		27,238,000

Total Value of Securities Before Securities Lending Collateral – 97.96%
(cost $512,770,793)		501,842,825

	Number of
	Shares
Securities Lending Collateral** – 9.43%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	292,779	283,615
Delaware Investments Collateral Fund No. 1	48,025,463	48,025,463
†@Mellon GSL Reinvestment Trust II	514,615	0
Total Securities Lending Collateral (cost $48,832,857)		48,309,078

Total Value of Securities – 107.39%
(cost $561,603,650)		550,151,903	©
Obligation to Return Securities Lending Collateral** – (9.53%)		(48,832,857)
Receivables and Other Assets Net of Other Liabilities – 2.14%		10,976,270
Net Assets Applicable to 129,680,974 Shares Outstanding – 100.00%		$512,295,316

*Fully or partially on loan.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2011, the aggregate amount of Rule 144A securities was $188,389,339, which represented 36.77% of the Fund’s net assets. See Note 4 in “Notes.”

•Variable rate security. The rate shown is the rate as of October 31, 2011. Interest rates reset periodically.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2011, the aggregate amount of fair valued securities was $447,692, which represented 0.09% of the Fund’s net assets. See Note 1 in "Notes."
@Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $447,659, which represented 0.09% of the Fund’s net assets. See Note 4 in “Notes.”
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2011.
†Non income producing security.
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At October 31, 2011, the aggregate amount of restricted securities was $970,040, which represented 0.19% of the Fund’s net assets. See Note 4 in “Notes.”
**See Note 3 in “Notes” for additional information on securities lending collateral.
©Includes $46,229,735 of securities loaned.

PIK – Pay-in-kind

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Fund (Trust) – Delaware High-Yield Opportunities Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2008–July 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2011.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At October 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$562,026,293
Aggregate unrealized appreciation	$12,255,721
Aggregate unrealized depreciation	(24,130,111)
Net unrealized depreciation	$(11,874,390)

For federal income tax purposes, at July 31, 2011, capital loss carryforwards of $42,944,994 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $22,622,776 expires in 2016 and $20,322,218 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$2,001,058	$-	$33	$2,001,091
Corporate Debt	-	462,808,925	447,652	463,256,577
Short-Term Investments	27,238,000	-	-	27,238,000
Securities Lending Collateral	-	48,309,078	-	48,309,078
Other	3,380,400	5,966,750	7	9,347,157
Total	$32,619,458	$517,084,753	$447,692	$550,151,903

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Securities
	Common	Corporate	Lending
	Stock	Debt	Collateral	Other	Total
Balance as of 7/31/11	$33	$438,120	$-	$7	$438,160
Purchases	-	9,532	-	-	9,532
Balance as of 10/31/11	$33	$447,652	$-	$7	$447,692

During the period ended October 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investment Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participates in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2011, the value of the securities on loan was $46,229,735, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2011, the value of invested collateral was $48,309,078. These investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

4. Credit and Market Risk
The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities.Rule 144A and illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to October 31, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: